                                                                       Exhibit 6


                   EMPLOYMENT AND NON-COMPETITION AGREEMENT

     This Employment and Non-Competition Agreement is entered into on this 6th day of December, 2000 between Blackbird, Inc. (the "Company"), and Mahesh Veerina ("Employee").

     WHEREAS, pursuant to the Agreement and Plan of Merger between Nokia Corporation a company organized under the laws of the Republic of Finland ("Parent"), Blackbird Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), and the Company, the Parent will acquire the Company upon the terms and conditions set forth in the Agreement and Plan of Merger; and

     WHEREAS, Employee is a substantial shareholder of the Company and the Agreement and Plan of Merger will result in the acquisition by Parent and Purchaser of all of the issued and outstanding capital stock of the Company, including all shares possessed by Employee; and

     WHEREAS, the Agreement and Plan of Merger requires that certain key employees of the company execute employment and non-competition agreements and, accordingly, as a condition and as an inducement to Parent to enter into the Agreement and Plan of Merger, the Employee has agreed to enter into this Employment and Non-competition Agreement which restricts his future activities.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual convenants, terms and conditions set forth herein and in the Agreement and Plan of Merger, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES AGREE AS FOLLOWS:

1.   Employment
     ----------

     The Company shall continue the employment of Employee and Employee accepts continued employment with the Company in accordance with the terms and conditions set forth in this Agreement. Employee agrees to devote his full work time, skill, knowledge, and attention to the business of the Company and the performance of his duties under this Agreement and further agrees to abide by all of the Company's decisions and policies. The Employee may continue to serve on the board of directors of Rapid5 Networks and as an advisory board member for Xalted Networks and may continue to engage in charitable and civic activities provided his service on the board of directors of such companies or his civic and charitable activities do not impede Employee's ability to diligently perform his job duties and provided such activities do not create a conflict of interest or violate the non-competition and confidentiality provisions of this Agreement. Employee may serve on the board of directors of other companies if he obtains written consent from his manager.

2.   Term
     ----

     This Agreement is contingent on and shall become effective on the closing date of the transaction contemplated in the Acquisition Agreement ("Effective Date"). This term of this Agreement is for a period of two (2) years from the Effective Date. However, this Agreement may be terminated earlier, as provided in paragraph 7. This Agreement shall not become effective if the closing does
not occur under the Acquisition Agreement.   If the Employee's employment shall
continue beyond the term of this Agreement, the employment will continue to be on an "at-will" basis.

3.   Duties
     ------

     Employee shall perform such duties as may be assigned by the Company from time to time and the Employee's initial position shall be vice president of small office systems for the IP routing group (SOS/IPRG). In this capacity, Employee will, among other things, oversee and ensure integration of Blackbird into the Parent (or into one of its affiliates); oversee research and development, quality control and product management for SOS/IPRG; and oversee California and India based engineering teams for SOS/IPRG, including software,
hardware, and quality control.   Employee agrees that he will not have
responsibility over sales or marketing, finance, or manufacturing for SOS/IPRG.

4.   Compensation
     ------------

     Employee shall receive compensation from the Company for his employment as follows:

     a.  Base Salary.  Employee's base, annual gross salary shall be $ USD
         -----------
         200,000 payable in the usual and customary methods and times established by the Company.

     b.  Incentives.  Employee will be eligible to participate in all standard
         ----------
         Employee compensation and incentive plans. Employee's eligibility for benefits is subject to any terms and limitations set forth under the Nokia Global Bonus & Incentive Plan Policy. Employee will participate in the Nokia/Blackbird Acquisition Retention Plan.

5.   Benefits
     --------

     Employee will be eligible to participate in all standard Employee benefit programs, including vacation, made available by the Company to other Company Employees of comparable position. Employee's eligibility for benefits is subject to any terms and limitations set forth in the Employee benefit plans.

6.   Expense Reimbursement
     ---------------------

     Employee shall be entitled to reimbursement for reasonable and necessary "out of pocket" business expenses in accordance with the Company's usual and ordinary practices.

7.   Termination of Agreement and Compensation Upon Termination
     ----------------------------------------------------------

     a. Notwithstanding paragraph 2, Employee's employment may be terminated by the Company at any time at the option of the Company for any reason or no reason at all; provided, however, that termination of this Agreement shall not impair Employee's right, if any, to compensation provided under paragraph 7(e). This Agreement shall automatically terminate on the death of Employee.

     b. Employee may terminate this Agreement at any time upon giving 30 days notice in writing to the Company.

     c. The Employee will, at the time of separation, receive information regarding health insurance continuation and retirement benefits under federal law. To the extent that Employee has such rights, nothing in this Agreement will impair those rights.

     d. Except as specifically provided in paragraphs 7(e) and (f), no separation pay shall be payable in the event of the termination of this Agreement prior to the completion of the term of this Agreement and Employee shall only be entitled to his base salary earned prior to the date of termination computed pro rata up to and including the date of termination and to his accrued vacation as of the effective date of termination.

     e. In the event the Employee is terminated during the term of this Agreement without "Good Cause" by the Company the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. If Employee elects health insurance continuation (COBRA), the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, "Good Cause" for termination shall include: breach of paragraphs 8, 9, 10 and 11 of this Agreement; willful and serious misconduct in the performance of his job responsibilities; conviction of any felony; material dishonesty; committing a fraud against the company; engaging in conduct demonstrably injurious to and has a material detrimental affect on the Company or its business or reputation; breach of fiduciary duty; or inability to perform the essential functions of his position or any other material breach of any provision of the Employment Agreement, which inability to perform or material breach is not cured within ten (10) days following written notice from the Company.

     f. Subject to paragraph 7(g) and 7(h), in the event Employee terminates this Agreement with Employee's Good Reason, the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. Additionally, if Employee elects COBRA, the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, Employee's Good Reason is defined as (a) a substantial reduction in Employee's function or responsibilities without the Employee's written consent or (b) a relocation of Employee's principal place of employment by more than 30 miles without the Employee's written consent or (c) a reduction of Employee's salary during the term of this Agreement. The parties agree that a mere change in job titles shall not constitute a substantial reduction in function or responsibilities.

     g. No separation pay shall be payable under paragraph 7(f) of this Agreement if the reduction in Employee's function and responsibilities is due to substantial growth of the Company, expansion of the Company into additional lines of business or markets (including expansion into businesses of any Nokia affiliate), or Company consolidations (or reorganizations) of operations, not specifically targeted at the Employee, with the operations of any present or future parent, affiliate, or subsidiary. Employee shall not have the right to terminate this Agreement for Employee's Good Reason and the Company shall not be obligated to pay any separation pay to Employee under paragraph 7(f) unless:

         (i) the Employee has provided the Company notice in writing of the acts giving rise to the claim of right to termination for Employee's Good Reason within thirty (30) days after the occurrence of any such acts;

         (ii) and Employee provides the Company thirty (30) calendar days in which to cure the conduct giving rise to the claim of right to termination for Employee's Good Reason.

     h. In the event the Company expressly waives in whole or in part in writing the non-compete/non-solicitation provisions in paragraphs 10(c)(i), (c)(ii), and (c)(iii) the Company's separation payment under paragraphs 7(e) and (f) shall be limited to six (6) months of base pay and, if the Employee elects COBRA, will pay the premiums for such coverage for six (6) months from the date of his separation from the Company.

     i. Paragraphs 8, 9, 10, 11, 12, 13, 18, and 19 of this Agreement will survive and continue to be effective notwithstanding the termination of this Agreement.

     j. A termination of this Agreement does not in any way impair the Employee's obligations under paragraph 10 of this Agreement unless the covenants therein have been waived by the company expressly in writing in accordance with the terms of this Agreement.

8.   Proprietary Information & Confidentiality
     -----------------------------------------

     a. Employee understands that his employment with the Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that he has acquired or will acquire as a result of his employment with the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("Proprietary Information"). Such Proprietary Information includes but is not limited to inventions, trade secrets, product specifications, inventions, designs, sketches, graphs, drawings, systems, computer software and programs, current and planned research and development, customer requirements, marketing plans, product plans, business strategies, financial information, forecasts, and customer lists.

     b. At all times, both during his employment and after its termination, Employee will keep and hold all Proprietary Information in strict confidence and trust, and he will not use or disclose any Proprietary Information without the prior written consent of the Company, except as may be necessary to perform his duties as an Employee of the Company for the benefit of the Company. Upon termination of his employment with the Company, Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company and he will not take with him any documents or materials or copies containing any Proprietary Information. At the Company's request, Employee will sign necessary confidentiality Agreements required in accordance with non-disclosure Agreements between the Company and any third-party for the purpose of protecting third-party confidential information.

     c. It shall not be a violation of this Agreement for Employee, after the termination of employment with the Company, to use or disclose information which is generally known to the public at the time of disclosure or later becomes so generally known through no fault of the Employee. The burden of showing that information is generally known to the public shall rest with the Employee. Nothing in this provision, however, shall be construed to affect the rights and obligations contained in paragraph 10 of this Agreement.

9.   No Breach of Prior Agreement
     ----------------------------

     Employee represents that his performance of all the terms of this Agreement and his duties as an Employee of the Company will not breach any invention assignment, proprietary information or similar Agreement with any former employer or other party. Employee also represents that he will not use in the performance of his duties for the Company any documents or materials of a former employer that are not generally available to the public or have not been legally transferred to the Company.

10.  Duty Not to Compete and Non-Solicitation
     -----------------------------------------

     a.  Definitions
         -----------

         (i) "Competitor" means any person or entity which is involved in the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory", including the following entities: Cosine, Netscreen, Intrusion.com, and Cacheflow.

         (ii) "Competitive Product" means IP Security Appliance Products (software and hardware) for small-office and enterprise remote-office customers, including appliances and or platforms which combine network security applications such as Firewall, Intrusion Detection, Anti Virus, and or VPN applications with purpose built computing hardware.

         (iii) "Territory" means the United States and any foreign countries, regions, localities or territories world-wide in which the Company, Parent, or any of their respective affiliates that incorporates the specific technologies acquired in connection with the Acquisition Agreement, including any derivatives, enhancements, modifications or further developments of such technologies, is then doing business or marketing its products or services, as the Company, Parent, or any of their respective affiliates may then be constituted.

     b.  Unfair Competition During Employment
         ------------------------------------

         Employee understands that during his employment, he will not, without the Company's written consent, engage in any employment or business other than for the Company, assist in any manner in any Competitor, or have a financial interest in any Competitor.

     c.  Post-Employment Restrictions
         ----------------------------

         For the consideration in the Acquisition Agreement, Employee agrees that he will not, for a period of eighteen months (18) months from the Effective Date of this Agreement or one (1) year from termination of employment with the Company or any successor, whichever is later:
                                                                    ------

                (i)    Have a financial interest in any Competitor.

                (ii) Own, manage, operate, control, be employed by, contract with, participate in, assist, or render services in any capacity (including as Employee, agent, partner, independent contractor, officer, director, lender, or guarantor), directly or indirectly, to any Competitor.

                (iii) Directly or indirectly solicit, in any way encourage, or take away customers and suppliers of the Company (or of any current or future parent, affiliate, or subsidiary) for Employee's own benefit or for the benefit of a Competitor.

                (iv) Directly or indirectly solicit, in any way encourage, or take away present or future employees or present or future consultants of the Company (or of any present or future parent, affiliate or subsidiary) for his own benefit or for the benefit of any other party.

                (v) The parties agree that the restrictions on Employee's competitive activities created by paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) above shall not extend beyond four (4) years from the Effective Date. This paragraph does not in any way impair or limit the restrictions set forth in paragraph 10(c)(iv) of this Agreement.

                (vi) Paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) do not restrict Employee from accepting employment with a Competitor if the Employee does not directly or indirectly assist or render any services in connection with the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory." Before commencing employment with that Competitor, the Employee shall provide written notice to the Company informing it of the Competitor with whom he has accepted employment and such notice shall specify the duties to be performed in that position. Employee shall also authorize this Competitor to provide information to the Company regarding the job duties to be performed in that position.

     d.  Financial Interest
         ------------------

         For purposes of this Agreement, Employee shall be deemed to be engaged in or have a financial interest in a business if the Employee is an employee, officer, director, agent, consultant, advisor, independent contractor, proprietor, principal or partner of any person which is engaged in such business, or if the Employee, directly or indirectly, performs such services for such person or if the Employee or any member of the Employee's Immediate Family beneficially owns any equity interest in or securities of, or any interest or securities convertible into any equity interest in or securities of, any such person; provided, however, that the ownership of publicly traded securities having no more than three percent of the outstanding voting power of any Competitor of the Company or any of their respective affiliates or an investment of no more than 3% of any venture fund, shall be deemed not to be a violation of this Agreement so long as the Employee or such member of Employee's Immediate Family has no other connection or relationship with such Competitor or such venture fund. For purposes of this paragraph, Immediate Family is defined as the spouse and minor children of the Employee.

     e.  Waiver of Non-Compete Obligations
         ----------------------------------

         The Company has the right to waive, in whole on in part, the restrictions set forth in paragraph 10. In order for a waiver of such restrictions to be effective, the waiver must be in writing and signed by the Vice President of Legal Operations for Nokia U.S.

     f.  Notification
         ------------

         Employee authorizes the Company to notify actual or future employers of the terms of this Agreement and his responsibilities under it.

11.  Inventions and Creations
     ------------------------

     a. Employee agrees that all inventions, discoveries, developments, improvements, trademarks, copyrights, trade secrets, innovations, mask works, ideas, contributions, and any other intellectual property of any kind (herein called collectively "Inventions"), whether or not patented or patentable, or otherwise protectable in law, which are conceived, made, developed or acquired by Employee, either individually or jointly, during his employment with the Company (including employment with Company before and after the execution of this Agreement) and which relate in any manner to Employee's work, the research or business of the Company, or fields to which the business of the Company may reasonably extend, shall belong to the Company. Employee agrees to irrevocably assign and transfer to the Company his entire right, title, and interest in and to the Inventions. Employee further agrees to promptly and fully disclose the Inventions to the Company, in writing if requested by the Company, and to execute and deliver or otherwise assist any and all lawful applications, assignments, and other documents which the Company requests for protecting the Inventions in the United States, Canada or any other country. The Company shall have the full and sole power to prosecute such applications and to take all other action concerning the Inventions, and Employee agrees to co-operate fully, at the expense of the Company, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Inventions.

     b. Employee agrees to and does assign, convey, and transfer to the Company any and all manuscripts, programs, writings, pictorial materials, and other creations (called collectively "Creations"), created by Employee, either individually or jointly, during his employment by the Company and which relate to the business of the Company. The Company shall have the full right to seek and procure copyright on the Creations, and Employee shall co-operate fully, at the expense of the Company, in securing copyrights and in any legal actions and proceedings concerning the Creations.

     c. Paragraph 11 shall not apply to inventions which an Employee cannot be obligated to assign under Section 2870 of the California Labor Code (hereinafter called "Section 2870"). Whether or not Employee believes any invention is protected by Section 2870, Employee shall disclose such invention to the Company in order to permit the Company to determine such issues that may arise. The Company shall not disclose information about such invention to any third party, and shall use such information only for purposes of evaluating its rights under this Employment Agreement. In the event such invention is determined to be subject to Section 2870, the Company shall promptly return to Employee all copies of any medium containing information by Employee pursuant to this provision. Employee shall, as a condition of this Agreement, sign Exhibits A and B to this Agreement concurrently with the execution of this Agreement.

12.  Remedies
     --------

     a. Upon a breach by Employee as determined by a court of competent jurisdiction of any of the covenants contained in this agreement, the Company shall suffer losses for which an award of damages does not provide an adequate remedy and shall be entitled to have a court of competent jurisdiction enter an injunction against Employee prohibiting any further breach of the covenants contained herein. The parties agree that the services to be performed are of a unique, special, and extraordinary character. Therefore, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of competent jurisdiction at law or equity by a decree of specific performance. Such remedy, however, shall be nonexclusive and shall be in addition to any other remedies which the Company may have.

     b. Except for claims of injunctive relief, any and all disputes that may arise between the parties (and any claim by a party against an affiliate of the other party) under or in connection with this Agreement shall be submitted (together with any counterclaims and disputes under or in connection with other agreements between the parties) to final and binding arbitration heard by a single arbitrator in accordance with the then-current Arbitration Rules of the American Arbitration Association (the "AAA") relating to commercial disputes (except as such rules may be modified by the terms of this arbitration agreement), unless otherwise agreed in writing by the parties. Any counterclaim not brought within 30 days after receipt of the arbitration notice shall be barred. All matters within the scope of the Federal Arbitration Act (9 U.S.C. (S)(S) 1 et
                                                                            --
         seq.) shall be governed by it. The arbitration shall be conducted in
         ---
         Mountain View, California area in the English language. The award shall include a written statement of findings of fact and conclusions of law and the reasons on which it is based. The award shall be enforceable in any court of competent jurisdiction.

     c. The prevailing party shall be entitled to recover reasonable attorney's fees incurred in enforcement of this Agreement.

13.  Assignment, Effect of Merger, Etc.
     ----------------------------------

     This Agreement and the respective rights, duties, and obligations of Employee may not be assigned or delegated by Employee. This Agreement inures to the benefit of the Company and its affiliates, and successors and is enforceable by any affiliate or a successor to the business of the Company. In accordance with the Acquisition Agreement, the Company shall continue as the surviving corporation ("Surviving Corporation") as a result of the merger of the Company with the Purchaser. All rights and obligations set forth in this Agreement shall vest in the Surviving Corporation on the Effective Date.

14.  Notice
     ------

     Any notice required to be given in accordance with the provisions of this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, by a recognized overnight courier service or by hand delivery to the parties at the following addresses:

If to Company:

         Dan MacDonald
         313 Fairchild Drive
         Mountain View, California  94043

With copies to:

         Head of Human Resources                 Jose Martinez
         Nokia Inc.                              Nokia Inc.
         6000 Connection Drive                   6000 Connection Drive
         Irving, Texas 75039                     Irving, Texas 75039
________________________________________________________________________________

If to Employee:

         Mahesh Veerina
         25665 O'eefe Lane
         Los Altos Hills, CA 94022



With copy to:

         ______________

         ______________

         ______________


Notice properly given by certified or registered mail shall be deemed effective three (3) business days after mailing.

15.  Entire Agreement
     ----------------

     This Agreement constitutes the entire Agreement between the Company and Employee concerning Employee's employment by the Company, and supersedes any and all previous Agreements or understandings or rights, whether written or oral (including any rights in unvested common stock or stock options or other rights to compensation) between Employee and the Company concerning such employment. This Agreement may not be modified orally. By signing this Agreement, Employee does not waive any rights or obligations set forth in the Acquisition Agreement.

16.  Waiver
     ------

     The waiver by either party of the breach of any provision in this Agreement shall not be construed as a waiver of any subsequent breach by either party.

17.  Invalidity of Any Provision
     ---------------------------

     The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect. Further, if the period of time, the extent of the geographic area, or the scope of the prescribed activities covered by paragraph 10 of this Agreement should be deemed unenforceable, then this Agreement shall be construed to cover the maximum period of time, geographic area and scope of prescribed activities

(not to exceed the maximum time, geographic area or scope set forth herein) as may be valid under applicable law and each of the parties hereto shall request any court considering the enforceability of this Agreement to construe and/or reform it so as to render it enforceable to the maximum extent as provided above.

18.  Applicable Law
     --------------

     This Agreement shall be interpreted and enforced in accordance with the laws of the State of California. The parties agree that the paragraph 10 of this Agreement relating to Employee's non-compete/non-solicitation covenants have arisen out of sale of the business (including goodwill) and corporate shares. Additionally, Employee specifically acknowledges that he is a key employee and substantial shareholder of the Company and that the Acquisition Agreement will result in the purchase of all of the Company's shares possessed by him subject to such terms and conditions set forth in the Acquisition Agreement.

19.  Reasonableness of Restrictions and At-Will Employment
     -----------------------------------------------------

     Employee has read this agreement and agrees that the consideration provided by the Company is fair and reasonable and further acknowledges the importance to the Company of the Company's proprietary information and particular methods of doing business, the post-employment restrictions on Employee's activities are likewise fair and reasonable. Employee acknowledges that he has had the opportunity to review this agreement with his own counsel and agrees to its terms and conditions freely and voluntarily. Employee further acknowledges that nothing in this agreement alters the "at will" nature of the employment relationship, except that the at will employment relationship does not impair Employee's right to compensation, if any, under paragraph 7 of this Agreement.

The parties have executed this Agreement on the date as indicated.

For Ramp Networks, Inc.          For Nokia

/s/ Mahesh Veerina               /s/ Mika Vehuilainen
------------------               --------------------

Date:  12/6/00                   Date: 12/6/00
       -------                         -------

       ATTEST:

            /s/ Mahesh Veerina
            ------------------
            EMPLOYEE

Date:       12/6/00
            -------

                                  EXHIBIT A

                      WRITTEN NOTIFICATION TO EMPLOYEE

     In accordance with Section 2872 of the California Labor Code, you are hereby notified that this Agreement does not require you to assign to the Company any invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on your own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by you for the Company.

     You are hereby provided a copy of Section 2870 of the California Labor
Code:

                  SECTION 2870 OF THE CALIFORNIA LABOR CODE

         "(a) Any provision in an employment agreement which provides that an Employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention that the Employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

              (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

              (2) Result from any work performed by the Employee for the employer.

         (b) To the extent a provision in an employment agreement purports to require an Employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

     I hereby acknowledge receipt of this written notification.

                                    /s/ Mahesh Veerina
                                    ------------------
                                    EMPLOYEE

                                  EXHIBIT B

     1.  Confidential Information.  Except as set forth below, I acknowledge
         ------------------------
that at this time I know nothing about the business of the Company or the Company's Confidential Information, except information which has been disclosed to me by the Company (if none, so state):

            NONE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


     2.  Prior Inventions.  Except as set forth below, I acknowledge that at
         ----------------
this time I have not made or reduced to practice (alone or jointly with others) any inventions or innovations (if none, so state) other than for the Company:

            NONE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


     3.  Conflicting Relationships.  Except as set forth below, I acknowledge
         -------------------------
that I have no other current or prior agreements, relationships or commitments which conflict with my relationship with the Company under this Agreement (if none, so state:

            NONE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


Dated: 12/6/00                      /s/ Mahesh Veerina
       -------                      -----------------------
                                    EMPLOYEE

                  EMPLOYMENT AND NON-COMPETITION AGREEMENT

     This Employment and Non-Competition Agreement is entered into on this 6th day of December, 2000 between Ramp Networks, Inc. (the "Company"), and Raghu Bathina ("Employee").

     WHEREAS, pursuant to the Agreement and Plan of Merger between Nokia Corporation a company organized under the laws of the Republic of Finland ("Parent"), Blackbird Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), and the Company, the Parent will acquire the Company upon the terms and conditions set forth in the Agreement and Plan of Merger; and

     WHEREAS, Employee is a substantial shareholder of the Company and the Agreement and Plan of Merger will result in the acquisition by Parent and Purchaser of all of the issued and outstanding capital stock of the Company, including all shares possessed by Employee; and

     WHEREAS, the Agreement and Plan of Merger requires that certain key employees of the company execute employment and non-competition agreements and, accordingly, as a condition and as an inducement to Parent to enter into the Agreement and Plan of Merger, the Employee has agreed to enter into this Employment and Non-competition Agreement which restricts his future activities.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual convenants, terms and conditions set forth herein and in the Agreement and Plan of Merger, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES AGREE AS FOLLOWS:


1.   Employment
     ----------

     The Company shall continue the employment of Employee and Employee accepts continued employment with the Company in accordance with the terms and conditions set forth in this Agreement. Employee agrees to devote his full work time, skill, knowledge, and attention to the business of the Company and the performance of his duties under this Agreement and further agrees to abide by all of the Company's decisions and policies.

2.   Term
     ----

     This Agreement is contingent on and shall become effective on the closing date of the transaction contemplated in the Agreement and Plan of Merger ("Effective Date"). This term of this Agreement is for a period of two (2) years from the Effective Date. However, this Agreement may be terminated earlier, as provided in paragraph 7. This Agreement shall not become effective if the closing does not occur under the Agreement and Plan of Merger. If the Employee's employment shall continue beyond the term of this Agreement, the employment will continue to be on an "at-will" basis.

3.   Duties
     ------

     Employee shall perform such duties as may be assigned by the Company from time to time and the Employee's initial position shall be Director, Product Management, of small office systems for the IP routing group (SOS/IPRG). In this capacity, Employee will be responsible for development and management of SOS/IPRG product roadmap and assure integrity of the SOS/IPRG product line.

4.   Compensation
     ------------

     Employee shall receive compensation from the Company for his employment as follows:

     c.  Base Salary.  Employee's base, annual gross salary shall be $USD
         -----------
         140,000 payable in the usual and customary methods and times established by the Company.

     d.  Incentives.  Employee will be eligible to participate in all standard
         ----------
         Employee compensation and incentive plans. Employee's eligibility for benefits is subject to any terms and limitations set forth under the Nokia Global Bonus & Incentive Plan Policy. Employee will participate in the Nokia/Blackbird Acquisition Retention Plan.

5.   Benefits
     --------

     Employee will be eligible to participate in all standard Employee benefit programs, including vacation, made available by the Company to other Company Employees of comparable position. Employee's eligibility for benefits is subject to any terms and limitations set forth in the employee benefit plans.

6.   Expense Reimbursement
     ---------------------

     Employee shall be entitled to reimbursement for reasonable and necessary "out of pocket" business expenses in accordance with the Company's usual and ordinary practices.

7.   Termination of Agreement and Compensation Upon Termination
     ----------------------------------------------------------

     g. Notwithstanding paragraph 2, Employee's employment may be terminated by the Company at any time at the option of the Company for any reason or no reason at all; provided, however, that termination of this Agreement shall not impair Employee's right, if any, to compensation provided under paragraph 7(e). This Agreement shall automatically terminate on the death of Employee.

     h. Employee may terminate this Agreement at any time upon giving 30 days notice in writing to the Company.

     i. The Employee will, at the time of separation, receive information regarding health insurance continuation and retirement benefits under federal law. To the extent that Employee has such rights, nothing in this Agreement will impair those rights.

     j. Except as specifically provided in paragraphs 7(e) and (f), no separation pay shall be payable in the event of the termination of this Agreement prior to the completion of the term of this Agreement and Employee shall only be entitled to his base salary earned prior to the date of termination computed pro rata up to and including the date of termination and to his accrued vacation as of the effective date of termination.

     k. In the event the Employee is terminated during the term of this Agreement without "Good Cause" by the Company the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. If Employee elects health insurance continuation (COBRA), the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, "Good Cause" for termination shall include: breach of paragraphs 8, 9, 10 and 11 of this Agreement; willful and serious misconduct in the performance of his job responsibilities; conviction of any felony; material dishonesty; committing a fraud against the company; engaging in conduct demonstrably injurious to and has a material detrimental affect on the Company or its business or reputation; breach of fiduciary duty; or inability to perform the essential functions of his position or any other material breach of any provision of the Employment Agreement, which inability to perform or material breach is not cured within ten (10) days following written notice from the Company.

     l. Subject to paragraph 7(g) and 7(h), in the event Employee terminates this Agreement with Employee's Good Reason, the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. Additionally, if Employee elects COBRA, the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, Employee's Good Reason is defined as (a) a substantial reduction in Employee's function or responsibilities without the Employee's written consent; provided however, the parties agree that a mere change in job titles shall not constitute a substantial reduction in function or responsibilities, or (b) a relocation of Employee's principal place of employment by more than 30 miles without the Employee's written consent or (c) a reduction of Employee's salary during the term of this Agreement.

     g. No separation pay shall be payable under paragraph 7(f) of this Agreement if the reduction in Employee's function and responsibilities is due to substantial growth of the Company, expansion of the Company into additional lines of business or markets (including expansion into businesses of any Nokia affiliate), or Company consolidations (or reorganizations) of operations, not specifically targeted at the Employee, with the operations of any present or future parent, affiliate, or subsidiary. Employee shall not have the right to terminate this Agreement for Employee's Good Reason and the Company shall not be obligated to pay any separation pay to Employee under paragraph 7(f) unless:

         (i) the Employee has provided the Company notice in writing of the acts giving rise to the claim of right to termination for Employee's Good Reason within thirty (30) days after the occurrence of any such acts;

         (ii) and Employee provides the Company thirty (30) calendar days in which to cure the conduct giving rise to the claim of right to termination for Employee's Good Reason.

     h. In the event the Company expressly waives in whole or in part in writing the non-compete/non-solicitation provisions in paragraphs 10(c)(i), (c)(ii), and (c)(iii) the Company's separation payment under paragraphs 7(e) and (f) shall be limited to six (6) months of base pay and, if the Employee elects COBRA, will pay the premiums for such coverage for six (6) months from the date of his separation from the Company.

     i. Paragraphs 8, 9, 10, 11, 12, 13, 18, and 19 of this Agreement will survive and continue to be effective notwithstanding the termination of this Agreement.

     j. A termination of this Agreement does not in any way impair the Employee's obligations under paragraph 10 of this Agreement unless the covenants therein have been waived by the company expressly in writing in accordance with the terms of this Agreement.

8.   Proprietary Information & Confidentiality
     -----------------------------------------

     a. Employee understands that his employment with the Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that he has acquired or will acquire as a result of his employment with the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("Proprietary Information"). Such Proprietary Information includes but is not limited to inventions, trade secrets, product specifications, inventions, designs, sketches, graphs, drawings, systems, computer software and programs, current and planned research and development, customer requirements, marketing plans, product plans, business strategies, financial information, forecasts, and customer lists.

     b. At all times, both during his employment and after its termination, Employee will keep and hold all Proprietary Information in strict confidence and trust, and he will not use or disclose any Proprietary Information without the prior written consent of the Company, except as may be necessary to perform his duties as an Employee of the Company for the benefit of the Company. Upon termination of his employment with the Company, Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company and he will not take with him any documents or materials or copies containing any Proprietary Information. At the Company's request, Employee will sign necessary confidentiality Agreements required in accordance with non-disclosure Agreements between the Company and any third-party for the purpose of protecting third-party confidential information.

     c. It shall not be a violation of this Agreement for Employee, after the termination of employment with the Company, to use or disclose information which is generally known to the public at the time of disclosure or later becomes so generally known through no fault of the Employee. The burden of showing that information is generally known to the public shall rest with the Employee. Nothing in this provision, however, shall be construed to affect the rights and obligations contained in paragraph 10 of this Agreement.

9.   No Breach of Prior Agreement
     ----------------------------

     Employee represents that his performance of all the terms of this Agreement and his duties as an Employee of the Company will not breach any invention assignment, proprietary information or similar Agreement with any former employer or other party. Employee also represents that he will not use in the performance of his duties for the Company any documents or materials of a former employer that are not generally available to the public or have not been legally transferred to the Company.

10.  Duty Not to Compete and Non-Solicitation
     -----------------------------------------

     d.  Definitions
         -----------

         (iv) "Competitor" means any person or entity which is involved in the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory", including the following entities: Cosine, Netscreen, Intrusion.com, and Cacheflow.

         (v) "Competitive Product" means IP Security Appliance Products (software and hardware) for small-office and enterprise remote-office customers, including appliances and or platforms which combine network security applications such as Firewall, Intrusion Detection, Anti Virus, and or VPN applications with purpose built computing hardware.

         (vi) "Territory" means the United States and any foreign countries, regions, localities or territories world-wide in which the Company, Parent, or any of their respective affiliates that incorporates the specific technologies acquired in connection with the Agreement and Plan of Merger, including any derivatives, enhancements, modifications or further developments of such technologies, is then doing business or marketing its products or services, as the Company, Parent, or any of their respective affiliates may then be constituted.

     e.  Unfair Competition During Employment
         ------------------------------------

         Employee understands that during his employment, he will not, without the Company's written consent, engage in any employment or business other than for the Company, assist in any manner in any Competitor, or have a financial interest in any Competitor.

     f.  Post-Employment Restrictions
         ----------------------------

         For the consideration in the Agreement and Plan of Merger, Employee agrees that he will not, for a period of eighteen months (18) months from the Effective Date of this Agreement or one (1) year from termination of employment with the Company or any successor, whichever is later:
            ------

               (i)    Have a financial interest in any Competitor.

               (iv) Own, manage, operate, control, be employed by, contract with, participate in, assist, or render services in any capacity (including as Employee, agent, partner, independent contractor, officer, director, lender, or guarantor), directly or indirectly, to any Competitor.

               (v) Directly or indirectly solicit, in any way encourage, or take away customers and suppliers of the Company (or of any current or future parent, affiliate, or subsidiary) for Employee's own benefit or for the benefit of a Competitor.

               (vi) Directly or indirectly solicit, in any way encourage, or take away present or future employees or present or future consultants of the Company (or of any present or future parent, affiliate or subsidiary) for his own benefit or for the benefit of any other party.

               (vii) The parties agree that the restrictions on Employee's competitive activities created by paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) above shall not extend beyond four (4) years from the Effective Date. This paragraph does not in any way impair or limit the restrictions set forth in paragraph 10(c)(iv) of this Agreement.

               (viii) Paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) do not restrict Employee from accepting employment with a Competitor if the Employee does not directly or indirectly assist or render any services in connection with the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory." Before commencing employment with that Competitor, the Employee shall provide written notice to the Company informing it of the Competitor with whom he has accepted employment and such notice shall specify the duties to be performed in that position. Employee shall also authorize this Competitor to provide information to the Company regarding the job duties to be performed in that position.

     d.  Financial Interest
         ------------------

         For purposes of this Agreement, Employee shall be deemed to be engaged in or have a financial interest in a business if the Employee is an employee, officer, director, agent, consultant, advisor, independent contractor, proprietor, principal or partner of any person which is engaged in such business, or if the Employee, directly or indirectly, performs such services for such person or if the Employee or any member of the Employee's Immediate Family beneficially owns any equity interest in or securities of, or any interest or securities convertible into any equity interest in or securities of, any such person; provided, however, that the ownership of publicly traded securities having no more than three percent of the outstanding voting power of any Competitor of the Company or any of their respective affiliates or an investment of no more than 3% of any venture fund, shall be deemed not to be a violation of this Agreement so long as the Employee or such member of Employee's Immediate Family has no other connection or relationship with such Competitor or such venture fund. For purposes of this paragraph, Immediate Family is defined as the spouse and minor children of the Employee.

     g.  Waiver of Non-Compete Obligations
         ---------------------------------

         The Company has the right to waive, in whole on in part, the restrictions set forth in paragraph 10. In order for a waiver of such restrictions to be effective, the waiver must be in writing and signed by the Vice President of Legal Operations for Nokia U.S.

     h.  Notification
         ------------

         Employee authorizes the Company to notify actual or future employers of the terms of this Agreement and his responsibilities under it.

11.  Inventions and Creations
     ------------------------

     a. Employee agrees that all inventions, discoveries, developments, improvements, trademarks, copyrights, trade secrets, innovations, mask works, ideas, contributions, and any other intellectual property of any kind (herein called collectively "Inventions"), whether or not patented or patentable, or otherwise protectable in law, which are conceived, made, developed or acquired by Employee, either individually or jointly, during his employment with the Company (including employment with Company before and after the execution of this Agreement) and which relate in any manner to Employee's work, the research or business of the Company, or fields to which the business of the Company may reasonably extend, shall belong to the Company. Employee agrees to irrevocably assign and transfer to the Company his entire right, title, and interest in and to the Inventions. Employee further agrees to promptly and fully disclose the Inventions to the Company, in writing if requested by the Company, and to execute and deliver or otherwise assist any and all lawful applications, assignments, and other documents which the Company requests for protecting the Inventions in the United States, Canada or any other country. The Company shall have the full and sole power to prosecute such applications and to take all other action concerning the Inventions, and Employee agrees to co-operate fully, at the expense of the Company, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Inventions.

     b. Employee agrees to and does assign, convey, and transfer to the Company any and all manuscripts, programs, writings, pictorial materials, and other creations (called collectively "Creations"), created by Employee, either individually or jointly, during his employment by the Company and which relate to the business of the Company. The Company shall have the full right to seek and procure copyright on the Creations, and Employee shall co-operate fully, at the expense of the Company, in securing copyrights and in any legal actions and proceedings concerning the Creations.

     c. Paragraph 11 shall not apply to inventions which an Employee cannot be obligated to assign under Section 2870 of the California Labor Code (hereinafter called "Section 2870"). Whether or not Employee believes any invention is protected by Section 2870, Employee shall disclose such invention to the Company in order to permit the Company to determine such issues that may arise. The Company shall not disclose information about such invention to any third party, and shall use such information only for purposes of evaluating its rights under this Employment Agreement. In the event such invention is determined to be subject to Section 2870, the Company shall promptly return to Employee all copies of any medium containing information by Employee pursuant to this provision. Employee shall, as a condition of this Agreement, sign Exhibits A and B to this Agreement concurrently with the execution of this Agreement.

12.  Remedies
     --------

     d. Upon a breach by Employee as determined by a court of competent jurisdiction of any of the covenants contained in this agreement, the Company shall suffer losses for which an award of damages does not provide an adequate remedy and shall be entitled to have a court of competent jurisdiction enter an injunction against Employee prohibiting any further breach of the covenants contained herein. The parties agree that the services to be performed are of a unique, special, and extraordinary character. Therefore, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of competent jurisdiction at law or equity by a decree of specific performance. Such remedy, however, shall be nonexclusive and shall be in addition to any other remedies which the Company may have.

     e. Except for claims of injunctive relief, any and all disputes that may arise between the parties (and any claim by a party against an affiliate of the other party) under or in connection with this Agreement shall be submitted (together with any counterclaims and disputes under or in connection with other agreements between the parties) to final and binding arbitration heard by a single arbitrator in accordance with the then-current Arbitration Rules of the American Arbitration Association (the "AAA") relating to commercial disputes (except as such rules may be modified by the terms of this arbitration agreement), unless otherwise agreed in writing by the parties. Any counterclaim not brought within 30 days after receipt of the arbitration notice shall be barred. All matters within the scope of the Federal Arbitration Act (9 U.S.C. (S)(S) 1 et
                                                                            --
         seq.) shall be governed by it. The arbitration shall be conducted in
         ---
         Mountain View, California area in the English language. The award shall include a written statement of findings of fact and conclusions of law and the reasons on which it is based. The award shall be enforceable in any court of competent jurisdiction.

     f. The prevailing party shall be entitled to recover reasonable attorney's fees incurred in enforcement of this Agreement.

13.  Assignment, Effect of Merger, Etc.
     ----------------------------------

     This Agreement and the respective rights, duties, and obligations of Employee may not be assigned or delegated by Employee. This Agreement inures to the benefit of the Company and its affiliates, and successors and is enforceable by any affiliate or a successor to the business of the Company. In accordance with the Agreement and Plan of Merger, the Company shall continue as the surviving corporation ("Surviving Corporation") as a result of the merger of the Company with the Purchaser. All rights and obligations set forth in this Agreement shall vest in the Surviving Corporation on the Effective Date.

14.  Notice
     ------

     Any notice required to be given in accordance with the provisions of this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, by a recognized overnight courier service or by hand delivery to the parties at the following addresses:

If to Company:

         Dan MacDonald
         313 Fairchild Drive
         Mountain View, California  94043

With copies to:

         Head of Human Resources           Jose Martinez
         Nokia Inc.                        Nokia Inc.
         6000 Connection Drive             6000 Connection Drive
         Irving, Texas 75039               Irving, Texas 75039
________________________________________________________________________________

If to Employee:

         Raghu Bathina
         5509 Sunset Hills Ct.
         San Jose, CA  95138

With copy to:

         ______________

         ______________

         ______________

Notice properly given by certified or registered mail shall be deemed effective three (3) business days after mailing.

15.  Entire Agreement
     ----------------

     This Agreement constitutes the entire Agreement between the Company and Employee concerning Employee's employment by the Company, and supersedes any and all previous Agreements or understandings or rights, whether written or oral (including any rights in unvested common stock or stock options or other rights to compensation) between Employee and the Company concerning such employment. This Agreement may not be modified orally. By signing this Agreement, Employee does not waive any rights or obligations set forth in the Agreement and Plan of Merger.

16.  Waiver
     ------

     The waiver by either party of the breach of any provision in this Agreement shall not be construed as a waiver of any subsequent breach by either party.

17.  Invalidity of Any Provision
     ---------------------------

     The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect. Further, if the period of time, the extent of the geographic area, or the scope of the prescribed activities covered by paragraph 10 of this Agreement should be deemed unenforceable, then this Agreement shall be construed to cover the maximum period of time, geographic area and scope of prescribed activities (not to exceed the maximum time, geographic area or scope set forth herein) as may be valid under applicable law and each of the parties hereto shall request any court considering the enforceability of this Agreement to construe and/or reform it so as to render it enforceable to the maximum extent as provided above.

18.  Applicable Law
     --------------

     This Agreement shall be interpreted and enforced in accordance with the laws of the State of California. The parties agree that the paragraph 10 of this Agreement relating to Employee's non-compete/non-solicitation covenants have arisen out of sale of the business (including goodwill) and corporate shares. Additionally, Employee specifically acknowledges that he is a key employee and substantial shareholder of the Company and that the Agreement and Plan of Merger will result in the purchase of all of the Company's shares possessed by him subject to such terms and conditions set forth in the Agreement and Plan of Merger.

19.  Reasonableness of Restrictions and At-Will Employment
     -----------------------------------------------------

     Employee has read this agreement and agrees that the consideration provided by the Company is fair and reasonable and further acknowledges the importance to the Company of the Company's proprietary information and particular methods of doing business, the post-employment restrictions on Employee's activities are likewise fair and reasonable. Employee acknowledges that he has had the opportunity to review this agreement with his own counsel and agrees to its terms and conditions freely and voluntarily. Employee further acknowledges that nothing in this agreement alters the "at will" nature of the employment relationship, except that the at will employment relationship does not impair Employee's right to compensation, if any, under paragraph 7 of this Agreement.

The parties have executed this Agreement on the date as indicated.

For Ramp Networks, Inc.             For Nokia

/s/ Mahesh Veerina                  /s/ Mika Vehuilainen
------------------                  --------------------

Date:  12/6/00                      Date: 12/6/00
       -------                            -------

       ATTEST:

          /s/ Raghu Bathina
          -----------------
          EMPLOYEE

Date:     12/6/00
         ----------

                                  EXHIBIT A

                      WRITTEN NOTIFICATION TO EMPLOYEE

     In accordance with Section 2872 of the California Labor Code, you are hereby notified that this Agreement does not require you to assign to the Company any invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on your own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by you for the Company.

     You are hereby provided a copy of Section 2870 of the California Labor
Code:

                  SECTION 2870 OF THE CALIFORNIA LABOR CODE

          "(a) Any provision in an employment agreement which provides that an Employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention that the Employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (3) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

               (4) Result from any work performed by the Employee for the employer.

          (b) To the extent a provision in an employment agreement purports to require an Employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

     I hereby acknowledge receipt of this written notification.

                                    /s/ Raghu Bathina
                                    -----------------
                                    EMPLOYEE

                                  EXHIBIT B

     2.  Confidential Information.  Except as set forth below, I acknowledge
         ------------------------
that at this time I know nothing about the business of the Company or the Company's Confidential Information, except information which has been disclosed to me by the Company (if none, so state):

         NONE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     2.  Prior Inventions.  Except as set forth below, I acknowledge that at
         ----------------
this time I have not made or reduced to practice (alone or jointly with others) any inventions or innovations (if none, so state) other than for the Company:

         NONE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

     3.  Conflicting Relationships.  Except as set forth below, I acknowledge
         -------------------------
that I have no other current or prior agreements, relationships or commitments which conflict with my relationship with the Company under this Agreement (if none, so state:

         NONE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Date:  12/6/00                /s/ Raghu Bathina
       -------                -----------------
                              EMPLOYEE

                  EMPLOYMENT AND NON-COMPETITION AGREEMENT

     This Employment and Non-Competition Agreement is entered into on this 6th day of December, 2000 between Ramp Networks, Inc. (the "Company"), and Sridhar Bathina ("Employee").

     WHEREAS, pursuant to the "Agreement and Plan of Merger" between Nokia Corporation a company organized under the laws of the Republic of Finland ("Parent"), Blackbird Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), and the Company, the Parent will acquire the Company upon the terms and conditions set forth in the Agreement and Plan of Merger; and

     WHEREAS, Employee is a substantial shareholder of the Company and the Agreement and Plan of Merger will result in the acquisition by Parent and Purchaser of all of the issued and outstanding capital stock of the Company, including all shares possessed by Employee; and

     WHEREAS, the Agreement and Plan of Merger requires that certain key employees of the company execute employment and non-competition agreements and, accordingly, as a condition and as an inducement to Parent to enter into the Agreement and Plan of Merger, the Employee has agreed to enter into this Employment and Non-competition Agreement which restricts his future activities.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual convenants, terms and conditions set forth herein and in the Agreement and Plan of Merger, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES AGREE AS FOLLOWS:


1.   Employment
     ----------

     The Company shall continue the employment of Employee and Employee accepts continued employment with the Company in accordance with the terms and conditions set forth in this Agreement. Employee agrees to devote his full work time, skill, knowledge, and attention to the business of the Company and the performance of his duties under this Agreement and further agrees to abide by all of the Company's decisions and policies.

2.   Term
     ----

     This Agreement is contingent on and shall become effective on the closing date of the transaction contemplated in the Agreement and Plan of Merger ("Effective Date"). This term of this Agreement is for a period of two (2) years from the Effective Date. However, this Agreement may be terminated earlier, as provided in paragraph 7. This Agreement shall not become effective if the closing does not occur under the Agreement and Plan of Merger. If the Employee's employment shall continue beyond the term of this Agreement, the employment will continue to be on an "at-will" basis.

3.   Duties
     ------

     Employee shall perform such duties as may be assigned by the Company from time to time and the Employee's initial position shall be Director, Software Engineering, of small office systems for the IP routing group (SOS/IPRG) and Managing Director for SOS/IPRG in India.

4.   Compensation
     ------------

     Employee shall receive compensation from the Company for his employment as follows:

     e.  Base Salary.  Employee's base, annual gross salary shall be $USD
         -----------
                       140,000 payable in the usual and customary methods and times established by the Company.

     f.  Incentives.   Employee will be eligible to participate in all standard
         ----------
                       Employee compensation and incentive plans. Employee's eligibility for benefits is subject to any terms and limitations set forth under the Nokia Global Bonus &
                       Incentive Plan Policy. Employee will participate in the Nokia/Blackbird Acquisition Retention Plan.

5.   Benefits
     --------

     Employee will be eligible to participate in all standard Employee benefit programs, including vacation, made available by the Company to other Company Employees of comparable position. Employee's eligibility for benefits is subject to any terms and limitations set forth in the Employee benefit plans.

6.   Expense Reimbursement
     ---------------------

     Employee shall be entitled to reimbursement for reasonable and necessary "out of pocket" business expenses in accordance with the Company's usual and ordinary practices.

7.   Termination of Agreement and Compensation Upon Termination
     ----------------------------------------------------------

     m. Notwithstanding paragraph 2, Employee's employment may be terminated by the Company at any time at the option of the Company for any reason or no reason at all; provided, however, that termination of this Agreement shall not impair Employee's right, if any, to compensation provided under paragraph 7(e). This Agreement shall automatically terminate on the death of Employee.

     n. Employee may terminate this Agreement at any time upon giving 30 days notice in writing to the Company.

     o. The Employee will, at the time of separation, receive information regarding health insurance continuation and retirement benefits under federal law. To the extent that Employee has such rights, nothing in this Agreement will impair those rights.

     p. Except as specifically provided in paragraphs 7(e) and (f), no separation pay shall be payable in the event of the termination of this Agreement prior to the completion of the term of this Agreement and Employee shall only be entitled to his base salary earned prior to the date of termination computed pro rata up to and including the date of termination and to his accrued vacation as of the effective date of termination.

     q. In the event the Employee is terminated during the term of this Agreement without "Good Cause" by the Company the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. If Employee elects health insurance continuation (COBRA), the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, "Good Cause" for termination shall include: breach of paragraphs 8, 9, 10 and 11 of this Agreement; willful and serious misconduct in the performance of his job responsibilities; conviction of any felony; material dishonesty; committing a fraud against the company; engaging in conduct demonstrably injurious to and has a material detrimental affect on the Company or its business or reputation; breach of fiduciary duty; or inability to perform the essential functions of his position or any other material breach of any provision of the Employment Agreement, which inability to perform or material breach is not cured within ten (10) days following written notice from the Company.

     r. Subject to paragraph 7(g) and 7(h), in the event Employee terminates this Agreement with Employee's Good Reason, the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. Additionally, if Employee elects COBRA, the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, Employee's Good Reason is defined as (a) a substantial reduction in Employee's function or responsibilities without the Employee's written consent; provided however, the parties agree that a mere change in job titles shall not constitute a substantial reduction in function or responsibilities, or (b) a relocation of Employee's principal place of employment by more than 30 miles without the Employee's written consent or (c) a reduction of Employee's salary during the term of this Agreement.

     g. No separation pay shall be payable under paragraph 7(f) of this Agreement if the reduction in Employee's function and responsibilities is due to substantial growth of the Company, expansion of the Company into additional lines of business or markets (including expansion into businesses of any Nokia affiliate), or Company consolidations (or reorganizations) of operations, not specifically targeted at the Employee, with the operations of any present or future parent, affiliate, or subsidiary. Employee shall not have the right to terminate this Agreement for Employee's Good Reason and the Company shall not be obligated to pay any separation pay to Employee under paragraph 7(f) unless:

         (i) the Employee has provided the Company notice in writing of the acts giving rise to the claim of right to termination for Employee's Good Reason within thirty (30) days after the occurrence of any such acts;

         (ii) and Employee provides the Company thirty (30) calendar days in which to cure the conduct giving rise to the claim of right to termination for Employee's Good Reason.

     h. In the event the Company expressly waives in whole or in part in writing the non-compete/non-solicitation provisions in paragraphs 10(c)(i), (c)(ii), and (c)(iii) the Company's separation payment under paragraphs 7(e) and (f) shall be limited to six (6) months of base pay and, if the Employee elects COBRA, will pay the premiums for such coverage for six (6) months from the date of his separation from the Company.

     i. Paragraphs 8, 9, 10, 11, 12, 13, 18, and 19 of this Agreement will survive and continue to be effective notwithstanding the termination of this Agreement.

     j. A termination of this Agreement does not in any way impair the Employee's obligations under paragraph 10 of this Agreement unless the covenants therein have been waived by the company expressly in writing in accordance with the terms of this Agreement.

8.   Proprietary Information & Confidentiality
     -----------------------------------------

     a. Employee understands that his employment with the Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that he has acquired or will acquire as a result of his employment with the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("Proprietary Information"). Such Proprietary Information includes but is not limited to inventions, trade secrets, product specifications, inventions, designs, sketches, graphs, drawings, systems, computer software and programs, current and planned research and development, customer requirements, marketing plans, product plans, business strategies, financial information, forecasts, and customer lists.

     b. At all times, both during his employment and after its termination, Employee will keep and hold all Proprietary Information in strict confidence and trust, and he will not use or disclose any Proprietary Information without the prior written consent of the Company, except as may be necessary to perform his duties as an Employee of the Company for the benefit of the Company. Upon termination of his employment with the Company, Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company and he will not take with him any documents or materials or copies containing any Proprietary Information. At the Company's request, Employee will sign necessary confidentiality Agreements required in accordance with non-disclosure Agreements between the Company and any third-party for the purpose of protecting third-party confidential information.

     c. It shall not be a violation of this Agreement for Employee, after the termination of employment with the Company, to use or disclose information which is generally known to the public at the time of disclosure or later becomes so generally known through no fault of the Employee. The burden of showing that information is generally known to the public shall rest with the Employee. Nothing in this provision, however, shall be construed to affect the rights and obligations contained in paragraph 10 of this Agreement.

9.   No Breach of Prior Agreement
     ----------------------------

     Employee represents that his performance of all the terms of this Agreement and his duties as an Employee of the Company will not breach any invention assignment, proprietary information or similar Agreement with any former employer or other party. Employee also represents that he will not use in the performance of his duties for the Company any documents or materials of a former employer that are not generally available to the public or have not been legally transferred to the Company.

10.  Duty Not to Compete and Non-Solicitation
     -----------------------------------------

     g.  Definitions
         -----------

         (vii) "Competitor" means any person or entity which is involved in the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory", including the following entities: Cosine, Netscreen, Intrusion.com, and Cacheflow.

         (viii) "Competitive Product" means IP Security Appliance Products (software and hardware) for small-office and enterprise remote-office customers, including appliances and or platforms which combine network security applications such as Firewall, Intrusion Detection, Anti Virus, and or VPN applications with purpose built computing hardware.

         (ix) "Territory" means the United States and any foreign countries, regions, localities or territories world-wide in which the Company, Parent, or any of their respective affiliates that incorporates the specific technologies acquired in connection with the Agreement and Plan of Merger, including any derivatives, enhancements, modifications or further developments of such technologies, is then doing business or marketing its products or services, as the Company, Parent, or any of their respective affiliates may then be constituted.

     h.  Unfair Competition During Employment
         ------------------------------------

         Employee understands that during his employment, he will not, without the Company's written consent, engage in any employment or business other than for the Company, assist in any manner in any Competitor, or have a financial interest in any Competitor.

     i.  Post-Employment Restrictions
         ----------------------------

         For the consideration in the Agreement and Plan of Merger, Employee agrees that he will not, for a period of eighteen months (18) months from the Effective Date of this Agreement or one (1) year from termination of employment with the Company or any successor, whichever is later:
            ------

            (i)   Have a financial interest in any Competitor.

            (ix) Own, manage, operate, control, be employed by, contract with, participate in, assist, or render services in any capacity (including as Employee, agent, partner, independent contractor, officer, director, lender, or guarantor), directly or indirectly, to any Competitor.

            (x) Directly or indirectly solicit, in any way encourage, or take away customers and suppliers of the Company (or of any current or future parent, affiliate, or subsidiary) for Employee's own benefit or for the benefit of a Competitor.

            (iv) Directly or indirectly solicit, in any way encourage, or take away present or future employees or present or future consultants of the Company (or of any present or future parent, affiliate or subsidiary) for his own benefit or for the benefit of any other party.

            (vi) The parties agree that the restrictions on Employee's competitive activities created by paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) above shall not extend beyond four
                  (4) years from the Effective Date. This paragraph does not in any way impair or limit the restrictions set forth in paragraph 10(c)(iv) of this Agreement.

            (vii) Paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) do not
                  restrict Employee from accepting employment with a Competitor if the Employee does not directly or indirectly assist or render any services in connection with the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory." Before commencing employment with that Competitor, the Employee shall provide written notice to the Company informing it of the Competitor with whom he has accepted employment and such notice shall specify the duties to be performed in that position. Employee shall also authorize this Competitor to provide information to the Company regarding the job duties to be performed in that position.

     d.  Financial Interest
         ------------------

         For purposes of this Agreement, Employee shall be deemed to be engaged in or have a financial interest in a business if the Employee is an employee, officer, director, agent, consultant, advisor, independent contractor, proprietor, principal or partner of any person which is engaged in such business, or if the Employee, directly or indirectly, performs such services for such person or if the Employee or any member of the Employee's Immediate Family beneficially owns any equity interest in or securities of, or any interest or securities convertible into any equity interest in or securities of, any such person; provided, however, that the ownership of publicly traded securities having no more than three percent of the outstanding voting power of any Competitor of the Company or any of their respective affiliates or an investment of no more than 3% of any venture fund, shall be deemed not to be a violation of this Agreement so long as the Employee or such member of Employee's Immediate Family has no other connection or relationship with such Competitor or such venture fund. For purposes of this paragraph, Immediate Family is defined as the spouse and minor children of the Employee.

     i.  Waiver of Non-Compete Obligations
         ----------------------------------

         The Company has the right to waive, in whole on in part, the restrictions set forth in paragraph 10. In order for a waiver of such restrictions to be effective, the waiver must be in writing and signed by the Vice President of Legal Operations for Nokia U.S.

     j.  Notification
         ------------

         Employee authorizes the Company to notify actual or future employers of the terms of this Agreement and his responsibilities under it.

11.  Inventions and Creations
     ------------------------

     a. Employee agrees that all inventions, discoveries, developments, improvements, trademarks, copyrights, trade secrets, innovations, mask works, ideas, contributions, and any other intellectual property of any kind (herein called collectively "Inventions"), whether or not patented or patentable, or otherwise protectable in law, which are conceived, made, developed or acquired by Employee, either individually or jointly, during his employment with the Company (including employment with Company before and after the execution of this Agreement) and which relate in any manner to Employee's work, the research or business of the Company, or fields to which the business of the Company may reasonably extend, shall belong to the Company. Employee agrees to irrevocably assign and transfer to the Company his entire right, title, and interest in and to the Inventions. Employee further agrees to promptly and fully disclose the Inventions to the Company, in writing if requested by the Company, and to execute and deliver or otherwise assist any and all lawful applications, assignments, and other documents which the Company requests for protecting the Inventions in the United States, Canada or any other country. The Company shall have the full and sole power to prosecute such applications and to take all other action concerning the Inventions, and Employee agrees to co-operate fully, at the expense of the Company, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Inventions.

     b. Employee agrees to and does assign, convey, and transfer to the Company any and all manuscripts, programs, writings, pictorial materials, and other creations (called collectively "Creations"), created by Employee, either individually or jointly, during his employment by the Company and which relate to the business of the Company. The Company shall have the full right to seek and procure copyright on the Creations, and Employee shall co-operate fully, at the expense of the Company, in securing copyrights and in any legal actions and proceedings concerning the Creations.

     c. Paragraph 11 shall not apply to inventions which an Employee cannot be obligated to assign under Section 2870 of the California Labor Code (hereinafter called "Section 2870"). Whether or not Employee believes any invention is protected by Section 2870, Employee shall disclose such invention to the Company in order to permit the Company to determine such issues that may arise. The Company shall not disclose information about such invention to any third party, and shall use such information only for purposes of evaluating its rights under this Employment Agreement. In the event such invention is determined to be subject to Section 2870, the Company shall promptly return to Employee all copies of any medium containing information by Employee pursuant to this provision. Employee shall, as a condition of this Agreement, sign Exhibits A and B to this Agreement concurrently with the execution of this Agreement.

12.  Remedies
     --------

     g. Upon a breach by Employee as determined by a court of competent jurisdiction of any of the covenants contained in this agreement, the Company shall suffer losses for which an award of damages does not provide an adequate remedy and shall be entitled to have a court of competent jurisdiction enter an injunction against Employee prohibiting any further breach of the covenants contained herein. The parties agree that the services to be performed are of a unique, special, and extraordinary character. Therefore, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of competent jurisdiction at law or equity by a decree of specific performance. Such remedy, however, shall be nonexclusive and shall be in addition to any other remedies which the Company may have.

     h. Except for claims of injunctive relief, any and all disputes that may arise between the parties (and any claim by a party against an affiliate of the other party) under or in connection with this Agreement shall be submitted (together with any counterclaims and disputes under or in connection with other agreements between the parties) to final and binding arbitration heard by a single arbitrator in accordance with the then-current Arbitration Rules of the American Arbitration Association (the "AAA") relating to commercial disputes (except as such rules may be modified by the terms of this arbitration agreement), unless otherwise agreed in writing by the parties. Any counterclaim not brought within 30 days after receipt of the arbitration notice shall be barred. All matters within the scope of the Federal Arbitration Act (9 U.S.C. (S)(S) 1 et
                                                                            --
         seq.) shall be governed by it. The arbitration shall be conducted in
         ---
         Mountain View, California area in the English language. The award shall include a written statement of findings of fact and conclusions of law and the reasons on which it is based. The award shall be enforceable in any court of competent jurisdiction.

     i. The prevailing party shall be entitled to recover reasonable attorney's fees incurred in enforcement of this Agreement.

13.  Assignment, Effect of Merger, Etc.
     ----------------------------------

     This Agreement and the respective rights, duties, and obligations of Employee may not be assigned or delegated by Employee. This Agreement inures to the benefit of the Company and its affiliates, and successors and is enforceable by any affiliate or a successor to the business of the Company. In accordance with the Agreement and Plan of Merger, the Company shall continue as the surviving corporation ("Surviving Corporation") as a result of the merger of the Company with the Purchaser. All rights and obligations set forth in this Agreement shall vest in the Surviving Corporation on the Effective Date.

14.  Notice
     ------

     Any notice required to be given in accordance with the provisions of this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, by a recognized overnight courier service or by hand delivery to the parties at the following addresses:

If to Company:

     Dan MacDonald
     313 Fairchild Drive
     Mountain View, California  94043


With copies to:

     Head of Human Resources            Jose Martinez
     Nokia Inc.                         Nokia Inc.
     6000 Connection Drive              6000 Connection Drive
     Irving, Texas 75039                Irving, Texas 75039
________________________________________________________________________________

If to Employee:

     Sridhar Bathina
     959H La Mesa Terrace
     Sunnyvale, CA  94086

With copy to:

     ______________

     ______________

     ______________


Notice properly given by certified or registered mail shall be deemed effective three (3) business days after mailing.

15.  Entire Agreement
     ----------------

     This Agreement constitutes the entire Agreement between the Company and Employee concerning Employee's employment by the Company, and supersedes any and all previous Agreements or understandings or rights, whether written or oral (including any rights in unvested common stock or stock options or other rights to compensation) between Employee and the Company concerning such employment. This Agreement may not be modified orally. By signing this Agreement, Employee does not waive any rights or obligations set forth in the Agreement and Plan of Merger.

16.  Waiver
     ------

     The waiver by either party of the breach of any provision in this Agreement shall not be construed as a waiver of any subsequent breach by either party.

17.  Invalidity of Any Provision
     ---------------------------

     The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect. Further, if the period of time, the extent of the geographic area, or the scope of the prescribed activities covered by paragraph 10 of this Agreement should be deemed unenforceable, then this Agreement shall be construed to cover the maximum period of time, geographic area and scope of prescribed activities (not to exceed the maximum time, geographic area or scope set forth herein) as may be valid under applicable law and each of the parties hereto shall request any court considering the enforceability of this Agreement to construe and/or reform it so as to render it enforceable to the maximum extent as provided above.

18.  Applicable Law
     --------------

     This Agreement shall be interpreted and enforced in accordance with the laws of the State of California. The parties agree that the paragraph 10 of this Agreement relating to Employee's non-compete/non-solicitation covenants have arisen out of sale of the business (including goodwill) and corporate shares. Additionally, Employee specifically acknowledges that he is a key employee and substantial shareholder of the Company and that the Agreement and Plan of Merger will result in the purchase of all of the Company's shares possessed by him subject to such terms and conditions set forth in the Agreement and Plan of Merger.

19.  Reasonableness of Restrictions and At-Will Employment
     -----------------------------------------------------

     Employee has read this agreement and agrees that the consideration provided by the Company is fair and reasonable and further acknowledges the importance to the Company of the Company's proprietary information and particular methods of doing business, the post-employment restrictions on Employee's activities are likewise fair and reasonable. Employee acknowledges that he has had the opportunity to review this agreement with his own counsel and agrees to its terms and conditions freely and voluntarily. Employee further acknowledges that nothing in this agreement alters the "at will" nature of the employment relationship, except that the at will employment relationship does not impair Employee's right to compensation, if any, under paragraph 7 of this Agreement.

The parties have executed this Agreement on the date as indicated.

For Ramp Networks, Inc.                For Nokia

/s/ Mahesh Veerina                     /s/ Mika Vehuilainen
--- -------------------------          ------------------------------

Date:  12/6/00                         Date: 12/6/00
       ----------------------                ------------------------

     ATTEST:

          /s/ Sridhar Bathina
          -------------------
          EMPLOYEE

Date:     12/6/00
          -------------------

                                   EXHIBIT A

                       WRITTEN NOTIFICATION TO EMPLOYEE

     In accordance with Section 2872 of the California Labor Code, you are hereby notified that this Agreement does not require you to assign to the Company any invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on your own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by you for the Company.

     You are hereby provided a copy of Section 2870 of the California Labor
Code:

               SECTION 2870 OF THE CALIFORNIA LABOR CODE
          "(a) Any provision in an employment agreement which provides that an Employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention that the Employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (5) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

               (6) Result from any work performed by the Employee for the employer.


          (b) To the extent a provision in an employment agreement purports to require an Employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

     I hereby acknowledge receipt of this written notification.

                                       /s/ Sridhar Bathina
                                       ------------------------------
                                       EMPLOYEE

                                   EXHIBIT B

     3.  Confidential Information.  Except as set forth below, I acknowledge
         ------------------------
that at this time I know nothing about the business of the Company or the Company's Confidential Information, except information which has been disclosed to me by the Company (if none, so state):

         NONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     2.  Prior Inventions.  Except as set forth below, I acknowledge that at
         ----------------
this time I have not made or reduced to practice (alone or jointly with others) any inventions or innovations (if none, so state) other than for the Company:

         NONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     3.  Conflicting Relationships.  Except as set forth below, I acknowledge
         -------------------------
that I have no other current or prior agreements, relationships or commitments which conflict with my relationship with the Company under this Agreement (if none, so state):
         NONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Dated:     12/6/00                     /s/ Sridhar Bathina
       -----------------------         -----------------------------
                                       EMPLOYEE

                   EMPLOYMENT AND NON-COMPETITION AGREEMENT

     This Employment and Non-Competition Agreement is entered into on this 6th day of December, 2000 between Ramp Networks, Inc. (the "Company"), and Elie Habib ("Employee").

     WHEREAS, pursuant to the Agreement and Plan of Merger between Nokia Corporation a company organized under the laws of the Republic of Finland ("Parent"), Blackbird Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), and the Company, the Parent will acquire the Company upon the terms and conditions set forth in the Agreement and Plan of Merger; and

     WHEREAS, Employee is a substantial shareholder of the Company and the Agreement and Plan of Merger will result in the acquisition by Parent and Purchaser of all of the issued and outstanding capital stock of the Company, including all shares possessed by Employee; and

     WHEREAS, the Agreement and Plan of Merger requires that certain key employees of the company execute employment and non-competition agreements and, accordingly, as a condition and as an inducement to Parent to enter into the Agreement and Plan of Merger, the Employee has agreed to enter into this Employment and Non-competition Agreement which restricts his future activities.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual convenants, terms and conditions set forth herein and in the Agreement and Plan of Merger, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES AGREE AS FOLLOWS:


1.  Employment
    ----------

     The Company shall continue the employment of Employee and Employee accepts continued employment with the Company in accordance with the terms and conditions set forth in this Agreement. Employee agrees to devote his full work time, skill, knowledge, and attention to the business of the Company and the performance of his duties under this Agreement and further agrees to abide by all of the Company's decisions and policies.

2.  Term
    ----

     This Agreement is contingent on and shall become effective on the closing date of the transaction contemplated in the Agreement and Plan of Merger ("Effective Date"). This term of this Agreement is for a period of two (2) years from the Effective Date. However, this Agreement may be terminated earlier, as provided in paragraph 7. This Agreement shall not become effective if the closing does not occur under the Agreement and Plan of Merger. If the Employee's employment shall continue beyond the term of this Agreement, the employment will continue to be on an "at-will" basis.

3.  Duties
    ------

     Employee shall perform such duties as may be assigned by the Company from time to time and the Employee's initial position shall be Senior Director, Engineering, of small office systems for the IP routing group (SOS/IPRG). In this capacity, Employee will be responsible for directing the efforts of SOS/IPRG engineering teams in California and Hyderabad, India.

4.  Compensation
    ------------

    Employee shall receive compensation from the Company for his employment as follows:

    g.  Base Salary.  Employee's base, annual gross salary shall be $USD 165,000
        -----------
        payable in the usual and customary methods and times established by the Company.

    h.  Incentives.  Employee will be eligible to participate in all standard
        ----------
        Employee compensation and incentive plans. Employee's eligibility for benefits is subject to any terms and limitations set forth under the Nokia Global Bonus & Incentive Plan Policy. Employee will participate in the Nokia/Blackbird Acquisition Retention Plan.

5.  Benefits
    --------

    Employee will be eligible to participate in all standard Employee benefit programs, including vacation, made available by the Company to other Company Employees of comparable position. Employee's eligibility for benefits is subject to any terms and limitations set forth in the Employee benefit plans.

6.  Expense Reimbursement
    ---------------------

    Employee shall be entitled to reimbursement for reasonable and necessary "out of pocket" business expenses in accordance with the Company's usual and ordinary practices.

7.  Termination of Agreement and Compensation Upon Termination
    ----------------------------------------------------------

    s. Notwithstanding paragraph 2, Employee's employment may be terminated by the Company at any time at the option of the Company for any reason or no reason at all; provided, however, that termination of this Agreement shall not impair Employee's right, if any, to compensation provided under paragraph 7(e). This Agreement shall automatically terminate on the death of Employee.

    t. Employee may terminate this Agreement at any time upon giving 30 days notice in writing to the Company.

    u. The Employee will, at the time of separation, receive information regarding health insurance continuation and retirement benefits under federal law. To the extent that Employee has such rights, nothing in this Agreement will impair those rights.

    v. Except as specifically provided in paragraphs 7(e) and (f), no separation pay shall be payable in the event of the termination of this Agreement prior to the completion of the term of this Agreement and Employee shall only be entitled to his base salary earned prior to the date of termination computed pro rata up to and including the date of termination and to his accrued vacation as of the effective date of termination.

    w. In the event the Employee is terminated during the term of this Agreement without "Good Cause" by the Company the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. If Employee elects health insurance continuation (COBRA), the

        Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, "Good Cause" for termination shall include: breach of paragraphs 8, 9, 10 and 11 of this Agreement; willful and serious misconduct in the performance of his job responsibilities; conviction of any felony; material dishonesty; committing a fraud against the company; engaging in conduct demonstrably injurious to and has a material detrimental affect on the Company or its business or reputation; breach of fiduciary duty; or inability to perform the essential functions of his position or any other material breach of any provision of the Employment Agreement, which inability to perform or material breach is not cured within ten (10) days following written notice from the Company.

    x. Subject to paragraph 7(g) and 7(h), in the event Employee terminates this Agreement with Employee's Good Reason, the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. Additionally, if Employee elects COBRA, the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, Employee's Good Reason is defined as (a) a substantial reduction in Employee's function or responsibilities without the Employee's written consent; provided however, the parties agree that a mere change in job titles shall not constitute a substantial reduction in function or responsibilities, or (b) a relocation of Employee's principal place of employment by more than 30 miles without the Employee's written consent or (c) a reduction of Employee's salary during the term of this Agreement.

    g. No separation pay shall be payable under paragraph 7(f) of this Agreement if the reduction in Employee's function and responsibilities is due to substantial growth of the Company, expansion of the Company into additional lines of business or markets (including expansion into businesses of any Nokia affiliate), or Company consolidations (or reorganizations) of operations, not specifically targeted at the Employee, with the operations of any present or future parent, affiliate, or subsidiary. Employee shall not have the right to terminate this Agreement for Employee's Good Reason and the Company shall not be obligated to pay any separation pay to Employee under paragraph 7(f) unless:

        (i) the Employee has provided the Company notice in writing of the acts giving rise to the claim of right to termination for Employee's Good Reason within thirty (30) days after the occurrence of any such acts;

        (ii) and Employee provides the Company thirty (30) calendar days in which to cure the conduct giving rise to the claim of right to termination for Employee's Good Reason.

    h. In the event the Company expressly waives in whole or in part in writing the non-compete/non-solicitation provisions in paragraphs 10(c)(i), (c)(ii), and (c)(iii) the Company's separation payment under paragraphs 7(e) and (f) shall be limited to six (6) months of base pay and, if the Employee elects COBRA, will pay the premiums for such coverage for six (6) months from the date of his separation from the Company.

    i. Paragraphs 8, 9, 10, 11, 12, 13, 18, and 19 of this Agreement will survive and continue to be effective notwithstanding the termination of this Agreement.

    j. A termination of this Agreement does not in any way impair the Employee's obligations under paragraph 10 of this Agreement unless the covenants therein have been waived by the company expressly in writing in accordance with the terms of this Agreement.


8.   Proprietary Information & Confidentiality
     -----------------------------------------

     a. Employee understands that his employment with the Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that he has acquired or will acquire as a result of his employment with the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("Proprietary Information"). Such Proprietary Information includes but is not limited to inventions, trade secrets, product specifications, inventions, designs, sketches, graphs, drawings, systems, computer software and programs, current and planned research and development, customer requirements, marketing plans, product plans, business strategies, financial information, forecasts, and customer lists.

     b. At all times, both during his employment and after its termination, Employee will keep and hold all Proprietary Information in strict confidence and trust, and he will not use or disclose any Proprietary Information without the prior written consent of the Company, except as may be necessary to perform his duties as an Employee of the Company for the benefit of the Company. Upon termination of his employment with the Company, Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company and he will not take with him any documents or materials or copies containing any Proprietary Information. At the Company's request, Employee will sign necessary confidentiality Agreements required in accordance with non-disclosure Agreements between the Company and any third-party for the purpose of protecting third-party confidential information.

     c. It shall not be a violation of this Agreement for Employee, after the termination of employment with the Company, to use or disclose information which is generally known to the public at the time of disclosure or later becomes so generally known through no fault of the Employee. The burden of showing that information is generally known to the public shall rest with the Employee. Nothing in this provision, however, shall be construed to affect the rights and obligations contained in paragraph 10 of this Agreement.

9.   No Breach of Prior Agreement
     ----------------------------

     Employee represents that his performance of all the terms of this Agreement and his duties as an Employee of the Company will not breach any invention assignment, proprietary information or similar Agreement with any former employer or other party. Employee also represents that he will not use in the performance of his duties for the Company any documents or materials of a former employer that are not generally available to the public or have not been legally transferred to the Company.

10.  Duty Not to Compete and Non-Solicitation
     -----------------------------------------

     j.  Definitions
         -----------

         (x) "Competitor" means any person or entity which is involved in the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory", including the following entities: Cosine, Netscreen, Intrusion.com, and Cacheflow.

         (xi) "Competitive Product" means IP Security Appliance Products (software and hardware) for small-office and enterprise remote-office customers, including appliances and or platforms which combine network security applications such as Firewall, Intrusion Detection, Anti Virus, and or VPN applications with purpose built computing hardware.

         (xii) "Territory" means the United States and any foreign countries, regions, localities or territories world-wide in which the Company, Parent, or any of their respective affiliates that incorporates the specific technologies acquired in connection with the Agreement and Plan of Merger, including any derivatives, enhancements, modifications or further developments of such technologies, is then doing business or marketing its products or services, as the Company, Parent, or any of their respective affiliates may then be constituted.

     k.  Unfair Competition During Employment
         ------------------------------------

         Employee understands that during his employment, he will not, without the Company's written consent, engage in any employment or business other than for the Company, assist in any manner in any Competitor, or have a financial interest in any Competitor.

     l.  Post-Employment Restrictions
         ----------------------------

         For the consideration in the Agreement and Plan of Merger, Employee agrees that he will not, for a period of eighteen months (18) months from the Effective Date of this Agreement or one (1) year from termination of employment with the Company or any successor, whichever is later:
            ------

         (i)    Have a financial interest in any Competitor.

         (xi) Own, manage, operate, control, be employed by, contract with, participate in, assist, or render services in any capacity (including as Employee, agent, partner, independent contractor, officer, director, lender, or guarantor), directly or indirectly, to any Competitor.

         (xii) Directly or indirectly solicit, in any way encourage, or take away customers and suppliers of the Company (or of any current or future parent, affiliate, or subsidiary) for Employee's own benefit or for the benefit of a Competitor.

         (iv) Directly or indirectly solicit, in any way encourage, or take away present or future employees or present or future consultants of the Company (or of any present or future parent, affiliate or subsidiary) for his own benefit or for the benefit of any other party.

         (viii) The parties agree that the restrictions on Employee's competitive activities created by paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) above shall not extend beyond four (4) years from the Effective Date. This paragraph does not in any way impair or limit the restrictions set forth in paragraph 10(c)(iv) of this Agreement.

         (ix) Paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) do not restrict Employee from accepting employment with a Competitor if the Employee does not directly or indirectly assist or render any services that Competitor in connection with the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory." Before commencing employment with that Competitor, the Employee shall provide written notice to the Company informing it of the Competitor with whom he has accepted employment and such notice shall specify the duties to be performed in that position. Employee shall also authorize this Competitor to provide information to the Company regarding the job duties to be performed in that position.

     d.  Financial Interest
         ------------------

         For purposes of this Agreement, Employee shall be deemed to be engaged in or have a financial interest in a business if the Employee is an employee, officer, director, agent, consultant, advisor, independent contractor, proprietor, principal or partner of any person which is engaged in such business, or if the Employee, directly or indirectly, performs such services for such person or if the Employee or any member of the Employee's Immediate Family beneficially owns any equity interest in or securities of, or any interest or securities convertible into any equity interest in or securities of, any such person; provided, however, that the ownership of publicly traded securities having no more than three percent of the outstanding voting power of any Competitor of the Company or any of their respective affiliates or an investment of no more than 3% of any venture fund, shall be deemed not to be a violation of this Agreement so long as the Employee or such member of Employee's Immediate Family has no other connection or relationship with such Competitor or such venture fund. For purposes of this paragraph, Immediate Family is defined as the spouse and minor children of the Employee.

     k.  Waiver of  Non-Compete Obligations
         ----------------------------------

         The Company has the right to waive, in whole on in part, the restrictions set forth in paragraph 10. In order for a waiver of such restrictions to be effective, the waiver must be in writing and signed by the Vice President of Legal Operations for Nokia U.S.

     l.  Notification
         ------------

         Employee authorizes the Company to notify actual or future employers of the terms of this Agreement and his responsibilities under it.

11.  Inventions and Creations
     ------------------------

     a. Employee agrees that all inventions, discoveries, developments, improvements, trademarks, copyrights, trade secrets, innovations, mask works, ideas, contributions, and any other intellectual property of any kind (herein called collectively "Inventions"), whether or not patented or patentable, or otherwise protectable in law, which are conceived, made, developed or acquired by Employee, either individually or jointly, during his employment with the Company (including employment with Company before and after the execution of this Agreement) and which relate in any manner to Employee's work, the research or business of the Company, or fields to which the business of the Company may reasonably extend, shall belong to the Company. Employee agrees to irrevocably assign and transfer to the Company his entire right, title, and interest in and to the Inventions. Employee further agrees to promptly and fully disclose the Inventions to the Company, in writing if requested by the Company, and to execute and deliver or otherwise assist any and all lawful applications, assignments, and other documents which the Company requests for protecting the Inventions in the United States, Canada or any other country. The Company shall have the full and sole power to prosecute such applications and to take all other action concerning the Inventions, and Employee agrees to co-operate fully, at the expense of the Company, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Inventions.

     b. Employee agrees to and does assign, convey, and transfer to the Company any and all manuscripts, programs, writings, pictorial materials, and other creations (called collectively "Creations"), created by Employee, either individually or jointly, during his employment by the Company and which relate to the business of the Company. The Company shall have the full right to seek and procure copyright on the Creations, and Employee shall co-operate fully, at the expense of the Company, in securing copyrights and in any legal actions and proceedings concerning the Creations.

     c. Paragraph 11 shall not apply to inventions which an Employee cannot be obligated to assign under Section 2870 of the California Labor Code (hereinafter called "Section 2870"). Whether or not Employee believes any invention is protected by Section 2870, Employee shall disclose such invention to the Company in order to permit the Company to determine such issues that may arise. The Company shall not disclose information about such invention to any third party, and shall use such information only for purposes of evaluating its rights under this Employment Agreement. In the event such invention is determined to be subject to Section 2870, the Company shall promptly return to Employee all copies of any medium containing information by Employee pursuant to this provision. Employee shall, as a condition of this Agreement, sign Exhibits A and B to this Agreement concurrently with the execution of this Agreement.

12.  Remedies
     --------

     j. Upon a breach by Employee as determined by a court of competent jurisdiction of any of the covenants contained in this agreement, the Company shall suffer losses for which an award of damages does not provide an adequate remedy and shall be entitled to have a court of competent jurisdiction enter an injunction against Employee prohibiting any further breach of the covenants contained herein. The parties agree that the services to be performed are of a unique, special, and extraordinary character. Therefore, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of competent jurisdiction at law or equity by a decree of specific performance. Such remedy, however, shall be nonexclusive and shall be in addition to any other remedies which the Company may have.

     k. Except for claims of injunctive relief, any and all disputes that may arise between the parties (and any claim by a party against an affiliate of the other party) under or in connection with this Agreement shall be submitted (together with any counterclaims and disputes under or in connection with other agreements between the parties) to final and binding arbitration heard by a single arbitrator in accordance with the then-current Arbitration Rules of the American Arbitration Association (the "AAA") relating to commercial disputes (except as such rules may be modified by the terms of this arbitration agreement), unless otherwise agreed in writing by the parties. Any counterclaim not brought within 30 days after receipt of the arbitration notice shall be barred. All matters within the scope of the Federal Arbitration Act (9 U.S.C. (S)(S) 1 et seq.) shall be governed
                                                    -- ---
         by it. The arbitration shall be conducted in Mountain View, California area in the English language. The award shall include a written statement of findings of fact and conclusions of law and the reasons on which it is based. The award shall be enforceable in any court of competent jurisdiction.

     l. The prevailing party shall be entitled to recover reasonable attorney's fees incurred in enforcement of this Agreement.

13.  Assignment, Effect of Merger, Etc.
     ----------------------------------

     This Agreement and the respective rights, duties, and obligations of Employee may not be assigned or delegated by Employee. This Agreement inures to the benefit of the Company and its affiliates, and successors and is enforceable by any affiliate or a successor to the business of the Company. In accordance with the Agreement and Plan of Merger, the Company shall continue as the surviving corporation ("Surviving Corporation") as a result of the merger of the Company with the Purchaser. All rights and obligations set forth in this Agreement shall vest in the Surviving Corporation on the Effective Date.

14.  Notice
     ------

     Any notice required to be given in accordance with the provisions of this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, by a recognized overnight courier service or by hand delivery to the parties at the following addresses:

If to Company:
                  Dan MacDonald
                  313 Fairchild Drive
                  Mountain View, California  94043

With copies to:

              Head of Human Resources            Jose Martinez
              Nokia Inc                          Nokia Inc.
              6000 Connection Drive              6000 Connection Drive
              Irving, Texas 75039                Irving, Texas 75039

If to Employee:
     Elie Habib
     1562 Curtner Ave
     San Jose, CA  95125

With copy to:

     ______________

     ______________

     ______________


Notice properly given by certified or registered mail shall be deemed effective three (3) business days after mailing.

15.  Entire Agreement
     ----------------

     This Agreement constitutes the entire Agreement between the Company and Employee concerning Employee's employment by the Company, and supersedes any and all previous Agreements or understandings or rights, whether written or oral (including any rights in unvested common stock or stock options or other rights to compensation) between Employee and the Company concerning such employment. This Agreement may not be modified orally. By signing this Agreement, Employee does not waive any rights or obligations set forth in the Agreement and Plan of Merger.

16.  Waiver
     ------

     The waiver by either party of the breach of any provision in this Agreement shall not be construed as a waiver of any subsequent breach by either party.

17.  Invalidity of Any Provision
     ---------------------------

     The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect. Further, if the period of time, the extent of the geographic area, or the scope of the prescribed activities covered by paragraph 10 of this Agreement should be deemed unenforceable, then this Agreement shall be construed to cover the maximum period of time, geographic area and scope of prescribed activities (not to exceed the maximum time, geographic area or scope set forth herein) as may be valid under applicable law and each of the parties hereto shall request any court considering the enforceability of this Agreement to construe and/or reform it so as to render it enforceable to the maximum extent as provided above.

18.  Applicable Law
     --------------

     This Agreement shall be interpreted and enforced in accordance with the laws of the State of California. The parties agree that the paragraph 10 of this Agreement relating to Employee's non-compete/non-solicitation covenants have arisen out of sale of the business (including goodwill) and corporate shares. Additionally, Employee specifically acknowledges that he is a key employee and substantial shareholder of the Company and that the Agreement and Plan of Merger will result in the purchase of all of the Company's shares possessed by him subject to such terms and conditions set forth in the Agreement and Plan of Merger.

19.  Reasonableness of Restrictions and At-Will Employment
     -----------------------------------------------------

     Employee has read this agreement and agrees that the consideration provided by the Company is fair and reasonable and further acknowledges the importance to the Company of the Company's proprietary information and particular methods of doing business, the post-employment restrictions on Employee's activities are likewise fair and reasonable. Employee acknowledges that he has had the opportunity to review this agreement with his own counsel and agrees to its terms and conditions freely and voluntarily. Employee further acknowledges that nothing in this agreement alters the "at will" nature of the employment relationship, except that the at will employment relationship does not impair Employee's right to compensation, if any, under paragraph 7 of this Agreement.

The parties have executed this Agreement on the date as indicated.

For Ramp Networks, Inc.                For Nokia

/s/ Mahesh Veerina                     /s/ Mika Vehuilainen
--- --------------                     --------------------


Date:  12/6/00              Date: 12/6/00
       ----------                 -----------

     ATTEST:

       /s/ Elie Habib
       --------------
       EMPLOYEE

Date:      12/6/00
           -------

                                   EXHIBIT A

                       WRITTEN NOTIFICATION TO EMPLOYEE

     In accordance with Section 2872 of the California Labor Code, you are hereby notified that this Agreement does not require you to assign to the Company any invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on your own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by you for the Company.

     You are hereby provided a copy of Section 2870 of the California Labor
Code:

               SECTION 2870 OF THE CALIFORNIA LABOR CODE
          "(a) Any provision in an employment agreement which provides that an Employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention that the Employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (7) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

               (8) Result from any work performed by the Employee for the employer.

          (b) To the extent a provision in an employment agreement purports to require an Employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

     I hereby acknowledge receipt of this written notification.

                                     /s/ Elie Habib
                                     ---------------------------
                                     EMPLOYEE

                                   EXHIBIT B

     4.  Confidential Information.  Except as set forth below, I acknowledge
         ------------------------
that at this time I know nothing about the business of the Company or the Company's Confidential Information, except information which has been disclosed to me by the Company (if none, so state):

         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     2.  Prior Inventions.  Except as set forth below, I acknowledge that at
         ----------------
this time I have not made or reduced to practice (alone or jointly with others) any inventions or innovations (if none, so state) other than for the Company:
         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     3.  Conflicting Relationships.  Except as set forth below, I acknowledge
         -------------------------
that I have no other current or prior agreements, relationships or commitments which conflict with my relationship with the Company under this Agreement (if none, so state):
         N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:   12/6/00              /s/ Elie Habib
       --------------------   --------------------------
                              EMPLOYEE

                    EMPLOYMENT AND NON-COMPETITION AGREEMENT

     This Employment and Non-Competition Agreement is entered into on this 6th day of December, 2000 between Ramp Networks, Inc. (the "Company"), and Ranganathan Kothandapani ("Employee").

     WHEREAS, pursuant to the "Agreement and Plan of Merger" between Nokia Corporation a company organized under the laws of the Republic of Finland ("Parent"), Blackbird Acquisition, Inc., a Delaware corporation and wholly-owned subsidiary of Parent ("Purchaser"), and the Company, the Parent will acquire the Company upon the terms and conditions set forth in the Agreement and Plan of Merger; and

     WHEREAS, Employee is a substantial shareholder of the Company and the Agreement and Plan of Merger will result in the acquisition by Parent and Purchaser of all of the issued and outstanding capital stock of the Company, including all shares possessed by Employee; and

     WHEREAS, the Agreement and Plan of Merger requires that certain key employees of the company execute employment and non-competition agreements and, accordingly, as a condition and as an inducement to Parent to enter into the Agreement and Plan of Merger, the Employee has agreed to enter into this Employment and Non-competition Agreement which restricts his future activities.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual convenants, terms and conditions set forth herein and in the Agreement and Plan of Merger, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES AGREE AS FOLLOWS:


1.  Employment
    ----------

     The Company shall continue the employment of Employee and Employee accepts continued employment with the Company in accordance with the terms and conditions set forth in this Agreement. Employee agrees to devote his full work time, skill, knowledge, and attention to the business of the Company and the performance of his duties under this Agreement and further agrees to abide by all of the Company's decisions and policies.

2.  Term
    ----

     This Agreement is contingent on and shall become effective on the closing date of the transaction contemplated in the Agreement and Plan of Merger ("Effective Date"). In the event Employee has not obtained legal authorization to work in the United States in accordance with regulations of the Immigration and Naturalization Service by the Effective Date, Employee shall not perform any services for the Company and shall not be entitled to receive any compensation under paragraph 4 of this Agreement, including bonus or stock options under the Nokia/Blackbird Retention Plan, until such time as the Employee shall have obtained employment authorization from the Immigration and Naturalization Service. The term of this Agreement is for a period of two (2) years from the Effective Date. However, this Agreement may be terminated earlier, as provided in paragraph 7. This Agreement shall not become effective if the closing does not occur under the Agreement and Plan of Merger. If the Employee's employment shall continue beyond the term of this Agreement, the employment will continue to be on an "at-will" basis.

3.   Duties
     ------

     Employee shall perform such duties as may be assigned by the Company from time to time and the Employee's initial position shall be Director, Hardware Engineering and Senior Hardware Architect of small office systems for the IP routing group (SOS/IPRG)

4.   Compensation
     ------------

    Employee shall receive compensation from the Company for his employment as follows:

     i.  Base Salary.  Employee's base, annual gross salary shall be $USD
         -----------
         150,000 payable in the usual and customary methods and times established by the Company.

     j.  Incentives.  Employee will be eligible to participate in all standard
         ----------
         Employee compensation and incentive plans. Employee's eligibility for benefits is subject to any terms and limitations set forth under the Nokia Global Bonus & Incentive Plan Policy. Employee will participate in the Nokia/Blackbird Acquisition Retention Plan.

5.   Benefits
     --------

     Employee will be eligible to participate in all standard Employee benefit programs, including vacation, made available by the Company to other Company Employees of comparable position. Employee's eligibility for benefits is subject to any terms and limitations set forth in the Employee benefit plans.

6.   Expense Reimbursement
     ---------------------

     Employee shall be entitled to reimbursement for reasonable and necessary "out of pocket" business expenses in accordance with the Company's usual and ordinary practices.

7.   Termination of Agreement and Compensation Upon Termination
     ----------------------------------------------------------

     y. Notwithstanding paragraph 2, Employee's employment may be terminated by the Company at any time at the option of the Company for any reason or no reason at all; provided, however, that termination of this Agreement shall not impair Employee's right, if any, to compensation provided under paragraph 7(e). This Agreement shall automatically terminate on the death of Employee.

     z. Employee may terminate this Agreement at any time upon giving 30 days notice in writing to the Company.

     aa. The Employee will, at the time of separation, receive information regarding health insurance continuation and retirement benefits under federal law. To the extent that Employee has such rights, nothing in this Agreement will impair those rights.

     bb. Except as specifically provided in paragraphs 7(e) and (f), no separation pay shall be payable in the event of the termination of this Agreement prior to the completion of the term of this Agreement and Employee shall only be entitled to his base salary earned prior to the date of termination computed pro rata up to and including the date of termination and to his accrued vacation as of the effective date of termination. No separation pay shall be payable if Employee cannot continue to perform services under this Agreement due to lack of employment authorization under immigration and naturalization regulations.

     cc. In the event the Employee is terminated during the term of this Agreement without "Good Cause" by the Company the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. If Employee elects health insurance continuation (COBRA), the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, "Good Cause" for termination shall include: breach of paragraphs 8, 9, 10 and 11 of this Agreement; willful and serious misconduct in the performance of his job responsibilities; failure to maintain employment authorization under regulations of the Immigration and Naturalization Service; conviction of any felony; material dishonesty; committing a fraud against the company; engaging in conduct demonstrably injurious to and has a material detrimental affect on the Company or its business or reputation; breach of fiduciary duty; or inability to perform the essential functions of his position or any other material breach of any provision of the Employment Agreement, which inability to perform or material breach is not cured within ten (10) days following written notice from the Company.

     dd. Subject to paragraph 7(g) and 7(h), in the event Employee terminates this Agreement with Employee's Good Reason, the Company will pay the Employee a lump sum amount equivalent to twelve (12) months of base pay (subject to applicable employment and tax withholdings) and the Company will accelerate 50% of unvested stock options under the Nokia/Blackbird Acquisition Retention Plan. Additionally, if Employee elects COBRA, the Company agrees that it will pay the premiums for such coverage for twelve (12) months from the date of his separation from the Company. For purposes of this Agreement, Employee's Good Reason is defined as
         (a) a substantial reduction in Employee's function or responsibilities without the Employee's written consent; provided however, the parties agree that a mere change in job titles shall not constitute a substantial reduction in function or responsibilities, or (b) a relocation of Employee's principal place of employment by more than 30 miles without the Employee's written consent or (c) a reduction of Employee's salary during the term of this Agreement.

     g. No separation pay shall be payable under paragraph 7(f) of this Agreement if the reduction in Employee's function and responsibilities is due to substantial growth of the Company, expansion of the Company into additional lines of business or markets (including expansion into businesses of any Nokia affiliate), or Company consolidations (or reorganizations) of operations, not specifically targeted at the Employee, with the operations of any present or future parent, affiliate, or subsidiary. Employee shall not have the right to terminate this Agreement for Employee's Good Reason and the Company shall not be obligated to pay any separation pay to Employee under paragraph 7(f) unless:

         (i) the Employee has provided the Company notice in writing of the acts giving rise to the claim of right to termination for Employee's Good Reason within thirty (30) days after the occurrence of any such acts;

         (ii) and Employee provides the Company thirty (30) calendar days in which to cure the conduct giving rise to the claim of right to termination for Employee's Good Reason.

     h. In the event the Company expressly waives in whole or in part in writing the non-compete/non-solicitation provisions in paragraphs 10(c)(i), (c)(ii), and (c)(iii) the Company's separation payment under paragraphs 7(e) and (f) shall be limited to six (6) months of base pay and, if the Employee elects COBRA, will pay the premiums for such coverage for six (6) months from the date of his separation from the Company.

     i. Paragraphs 8, 9, 10, 11, 12, 13, 18, and 19 of this Agreement will survive and continue to be effective notwithstanding the termination of this Agreement.

     j. A termination of this Agreement does not in any way impair the Employee's obligations under paragraph 10 of this Agreement unless the covenants therein have been waived by the company expressly in writing in accordance with the terms of this Agreement.

8.   Proprietary Information & Confidentiality
     -----------------------------------------

     a. Employee understands that his employment with the Company creates a relationship of confidence and trust with respect to any information of a confidential or secret nature that he has acquired or will acquire as a result of his employment with the Company that relates to the business of the Company or to the business of any parent, subsidiary, affiliate, customer or supplier of the Company or any other party with whom the Company agrees to hold information of such party in confidence ("Proprietary Information"). Such Proprietary Information includes but is not limited to inventions, trade secrets, product specifications, inventions, designs, sketches, graphs, drawings, systems, computer software and programs, current and planned research and development, customer requirements, marketing plans, product plans, business strategies, financial information, forecasts, and customer lists.

     b. At all times, both during his employment and after its termination, Employee will keep and hold all Proprietary Information in strict confidence and trust, and he will not use or disclose any Proprietary Information without the prior written consent of the Company, except as may be necessary to perform his duties as an Employee of the Company for the benefit of the Company. Upon termination of his employment with the Company, Employee will promptly deliver to the Company all documents and materials of any nature pertaining to his work with the Company and he will not take with him any documents or materials or copies containing any Proprietary Information. At the Company's request, Employee will sign necessary confidentiality Agreements required in accordance with non-disclosure Agreements between the Company and any third-party for the purpose of protecting third-party confidential information.

     c. It shall not be a violation of this Agreement for Employee, after the termination of employment with the Company, to use or disclose information which is generally known to the public at the time of disclosure or later becomes so generally known through no fault of the Employee. The burden of showing that information is generally known to the public shall rest with the Employee. Nothing in this provision, however, shall be construed to affect the rights and obligations contained in paragraph 10 of this Agreement.

9.   No Breach of Prior Agreement
     ----------------------------

     Employee represents that his performance of all the terms of this Agreement and his duties as an Employee of the Company will not breach any invention assignment, proprietary information or similar Agreement with any former employer or other party. Employee also represents that he will not use in the performance of his duties for the Company any documents or materials of a former employer that are not generally available to the public or have not been legally transferred to the Company.

10.  Duty Not to Compete and Non-Solicitation
     -----------------------------------------

     m.  Definitions
         -----------

         (xiii) "Competitor" means any person or entity which is involved in the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory", including the following entities: Cosine, Netscreen, Intrusion.com, and Cacheflow.

         (xiv) "Competitive Product" means IP Security Appliance Products (software and hardware) for small-office and enterprise remote-office customers, including appliances and or platforms which combine network security applications such as Firewall, Intrusion Detection, Anti Virus, and or VPN applications with purpose built computing hardware.

         (xv) "Territory" means the United States and any foreign countries, regions, localities or territories world-wide in which the Company, Parent, or any of their respective affiliates that incorporates the specific technologies acquired in connection with the Agreement and Plan of Merger, including any derivatives, enhancements, modifications or further developments of such technologies, is then doing business or marketing its products or services, as the Company, Parent, or any of their respective affiliates may then be constituted.

     n.  Unfair Competition During Employment
         ------------------------------------

         Employee understands that during his employment, he will not, without the Company's written consent, engage in any employment or business other than for the Company, assist in any manner in any Competitor, or have a financial interest in any Competitor.

     o.  Post-Employment Restrictions
         ----------------------------

         For the consideration in the Agreement and Plan of Merger, Employee agrees that he will not, for a period of eighteen months (18) months from the Effective Date of this Agreement or one (1) year from termination of employment with the Company or any successor, whichever is later:
            ------

         (i)    Have a financial interest in any Competitor.

         (xiii) Own, manage, operate, control, be employed by, contract with, participate in, assist, or render services in any capacity (including as Employee, agent, partner, independent contractor, officer, director, lender, or guarantor), directly or indirectly, to any Competitor.

         (xiv) Directly or indirectly solicit, in any way encourage, or take away customers and suppliers of the Company (or of any current or future parent, affiliate, or subsidiary) for Employee's own benefit or for the benefit of a Competitor .

         (iv) Directly or indirectly solicit, in any way encourage, or take away present or future employees or present or future consultants of the Company (or of any present or future parent, affiliate or subsidiary) for his own benefit or for the benefit of any other party.

         (x) The parties agree that the restrictions on Employee's competitive activities created by paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) above shall not extend beyond four (4) years from the Effective Date. This paragraph does not in any way impair or limit the restrictions set forth in paragraph 10(c)(iv) of this Agreement. In the event Employee is unable to commence performing services for the Company due to lack of employment authorization within two (2) years from the Effective Date, the restrictions created by paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) shall terminate and the offer of employment reflected by this Agreement shall expire.

         (xi) Paragraphs 10(c)(i), 10(c)(ii), and 10(c)(iii) do not restrict Employee from accepting employment with a Competitor if the Employee does not directly or indirectly assist or render any services in connection with the research, development, manufacture, sale, installation, maintenance, merchandising or promotion of any "Competitive Product" within the "Territory." Before commencing employment with that Competitor, the Employee shall provide written notice to the Company informing it of the Competitor with whom he has accepted employment and such notice shall specify the duties to be performed in that position. Employee shall also authorize this Competitor to provide information to the Company regarding the job duties to be performed in that position.

     d.  Financial Interest
         ------------------

         For purposes of this Agreement, Employee shall be deemed to be engaged in or have a financial interest in a business if the Employee is an employee, officer, director, agent, consultant, advisor, independent contractor, proprietor, principal or partner of any person which is engaged in such business, or if the Employee, directly or indirectly, performs such services for such person or if the Employee or any member of the Employee's Immediate Family beneficially owns any equity interest in or securities of, or any interest or securities convertible into any equity interest in or securities of, any such person; provided, however, that the ownership of publicly traded securities having no more than three percent of the outstanding voting power of any Competitor of the Company or any of their respective affiliates or an investment of no more than 3% of any venture fund, shall be deemed not to be a violation of this Agreement so long as the

         Employee or such member of Employee's Immediate Family has no other connection or relationship with such Competitor or such venture fund. For purposes of this paragraph, Immediate Family is defined as the spouse and minor children of the Employee.

     m.  Waiver of Non-Compete Obligations
         ---------------------------------

         The Company has the right to waive, in whole on in part, the restrictions set forth in paragraph 10. In order for a waiver of such restrictions to be effective, the waiver must be in writing and signed by the Vice President of Legal Operations for Nokia U.S.

     n.  Notification
         ------------
         Employee authorizes the Company to notify actual or future employers of the terms of this Agreement and his responsibilities under it.

11.  Inventions and Creations
     ------------------------

     a. Employee agrees that all inventions, discoveries, developments, improvements, trademarks, copyrights, trade secrets, innovations, mask works, ideas, contributions, and any other intellectual property of any kind (herein called collectively "Inventions"), whether or not patented or patentable, or otherwise protectable in law, which are conceived, made, developed or acquired by Employee, either individually or jointly, during his employment with the Company (including employment with Company before and after the execution of this Agreement) and which relate in any manner to Employee's work, the research or business of the Company, or fields to which the business of the Company may reasonably extend, shall belong to the Company. Employee agrees to irrevocably assign and transfer to the Company his entire right, title, and interest in and to the Inventions. Employee further agrees to promptly and fully disclose the Inventions to the Company, in writing if requested by the Company, and to execute and deliver or otherwise assist any and all lawful applications, assignments, and other documents which the Company requests for protecting the Inventions in the United States, Canada or any other country. The Company shall have the full and sole power to prosecute such applications and to take all other action concerning the Inventions, and Employee agrees to co-operate fully, at the expense of the Company, in the preparation and prosecution of all such applications and in any legal actions and proceedings concerning the Inventions.

     b. Employee agrees to and does assign, convey, and transfer to the Company any and all manuscripts, programs, writings, pictorial materials, and other creations (called collectively "Creations"), created by Employee, either individually or jointly, during his employment by the Company and which relate to the business of the Company. The Company shall have the full right to seek and procure copyright on the Creations, and Employee shall co-operate fully, at the expense of the Company, in securing copyrights and in any legal actions and proceedings concerning the Creations.

     c. Paragraph 11 shall not apply to inventions which an Employee cannot be obligated to assign under Section 2870 of the California Labor Code (hereinafter called "Section 2870"). Whether or not Employee believes any invention is protected by Section 2870, Employee shall disclose such invention to the Company in order to permit the Company to determine such issues that may arise. The Company shall not disclose information about such invention to any third party, and shall use such information only for purposes of evaluating its rights under this Employment Agreement. In the event such invention is determined to be subject to Section 2870, the Company shall promptly return to Employee all copies of any medium containing information by Employee pursuant to this provision. Employee shall, as a condition of this Agreement, sign Exhibits A and B to this Agreement concurrently with the execution of this Agreement.

12.  Remedies
     --------

     m. Upon a breach by Employee as determined by a court of competent jurisdiction of any of the covenants contained in this agreement, the Company shall suffer losses for which an award of damages does not provide an adequate remedy and shall be entitled to have a court of competent jurisdiction enter an injunction against Employee prohibiting any further breach of the covenants contained herein. The parties agree that the services to be performed are of a unique, special, and extraordinary character. Therefore, in the event of any controversy concerning the rights or obligations under this Agreement, such rights or obligations shall be enforceable in a court of competent jurisdiction at law or equity by a decree of specific performance. Such remedy, however, shall be nonexclusive and shall be in addition to any other remedies which the Company may have.

     n. Except for claims of injunctive relief, any and all disputes that may arise between the parties (and any claim by a party against an affiliate of the other party) under or in connection with this Agreement shall be submitted (together with any counterclaims and disputes under or in connection with other agreements between the parties) to final and binding arbitration heard by a single arbitrator in accordance with the then-current Arbitration Rules of the American Arbitration Association (the "AAA") relating to commercial disputes (except as such rules may be modified by the terms of this arbitration agreement), unless otherwise agreed in writing by the parties. Any counterclaim not brought within 30 days after receipt of the arbitration notice shall be barred. All matters within the scope of the Federal Arbitration Act (9 U.S.C. (S)(S) 1 et seq.) shall be governed
                                                    -- ---
         by it. The arbitration shall be conducted in Mountain View, California area in the English language. The award shall include a written statement of findings of fact and conclusions of law and the reasons on which it is based. The award shall be enforceable in any court of competent jurisdiction.

     o. The prevailing party shall be entitled to recover reasonable attorney's fees incurred in enforcement of this Agreement.

13.  Assignment, Effect of Merger, Etc.
     ----------------------------------

     This Agreement and the respective rights, duties, and obligations of Employee may not be assigned or delegated by Employee. This Agreement inures to the benefit of the Company and its affiliates, and successors and is enforceable by any affiliate or a successor to the business of the Company. In accordance with the Agreement and Plan of Merger, the Company shall continue as the surviving corporation ("Surviving Corporation") as a result of the merger of the Company with the Purchaser. All rights and obligations set forth in this Agreement shall vest in the Surviving Corporation on the Effective Date.

14.  Notice
     ------

     Any notice required to be given in accordance with the provisions of this Agreement shall be in writing and sent by registered or certified mail, return receipt requested, by a recognized overnight courier service or by hand delivery to the parties at the following addresses:

If to Company:
                   Dan MacDonald
                   313 Fairchild Drive
                   Mountain View, California  94043

With copies to:
         Head of Human Resources            Jose Martinez
         Nokia Inc                          Nokia Inc.
         6000 Connection Drive              6000 Connection Drive
         Irving, Texas 75039                Irving, Texas 75039
________________________________________________________________________________

If to Employee:
         Ranganathan Kothandapani
         1235 Wildwood Ave
         Sunnyvale, CA  94089

With copy to:

         ______________

         ______________

         ______________

Notice properly given by certified or registered mail shall be deemed effective three (3) business days after mailing.

15.  Entire Agreement
     ----------------

     This Agreement constitutes the entire Agreement between the Company and Employee concerning Employee's employment by the Company, and supersedes any and all previous Agreements or understandings or rights, whether written or oral (including any rights in unvested common stock or stock options or other rights to compensation) between Employee and the Company concerning such employment. This Agreement may not be modified orally. By signing this Agreement, Employee does not waive any rights or obligations set forth in the Agreement and Plan of Merger.

16.  Waiver
     ------

     The waiver by either party of the breach of any provision in this Agreement shall not be construed as a waiver of any subsequent breach by either party.

17.  Invalidity of Any Provision
     ---------------------------

     The validity, legality or enforceability of the remainder of this Agreement will not be affected even if one or more of the provisions of this Agreement will be held to be invalid, illegal or unenforceable in any respect. Further, if the period of time, the extent of the geographic area, or the scope of the prescribed activities covered by paragraph 10 of this Agreement should be deemed unenforceable, then this Agreement shall be construed to cover the maximum period of time, geographic area and scope of prescribed activities (not to exceed the maximum time, geographic area or scope set forth herein) as may be valid under applicable law and each of the parties hereto shall request any court considering the enforceability of this Agreement to construe and/or reform it so as to render it enforceable to the maximum extent as provided above.

18.  Applicable Law
     --------------

     This Agreement shall be interpreted and enforced in accordance with the laws of the State of California. The parties agree that the paragraph 10 of this Agreement relating to Employee's non-compete/non-solicitation covenants have arisen out of sale of the business (including goodwill) and corporate shares. Additionally, Employee specifically acknowledges that he is a key employee and substantial shareholder of the Company and that the Agreement and Plan of Merger will result in the purchase of all of the Company's shares possessed by him subject to such terms and conditions set forth in the Agreement and Plan of Merger.

19.  Reasonableness of Restrictions and At-Will Employment
     -----------------------------------------------------

     Employee has read this agreement and agrees that the consideration provided by the Company is fair and reasonable and further acknowledges the importance to the Company of the Company's proprietary information and particular methods of doing business, the post-employment restrictions on Employee's activities are likewise fair and reasonable. Employee acknowledges that he has had the opportunity to review this agreement with his own counsel and agrees to its terms and conditions freely and voluntarily. Employee further acknowledges that nothing in this agreement alters the "at will" nature of the employment relationship, except that the at will employment relationship does not impair Employee's right to compensation, if any, under paragraph 7 of this Agreement.

The parties have executed this Agreement on the date as indicated.

For Ramp Networks, Inc.                For Nokia

/s/ Mahesh Veerina                     /s/ Mika Vehuilainen
--- --------------                     --------------------


Date:  12/6/00                         Date:  12/6/00
      ------------                           --------------

ATTEST:

     /s/ Ranganathan Kothandapani
     ----------------------------
     EMPLOYEE

Date:  12/6/00
      ---------------------------

                                   EXHIBIT A

                       WRITTEN NOTIFICATION TO EMPLOYEE

     In accordance with Section 2872 of the California Labor Code, you are hereby notified that this Agreement does not require you to assign to the Company any invention for which no equipment, supplies, facility, or trade secret information of the Company was used and which was developed entirely on your own time, and (a) which does not relate (1) to the business of the Company or (2) to the Company's actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by you for the Company.

     You are hereby provided a copy of Section 2870 of the California Labor
Code:

               SECTION 2870 OF THE CALIFORNIA LABOR CODE
          "(a) Any provision in an employment agreement which provides that an Employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention that the Employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

               (9) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer.

               (10) Result from any work performed by the Employee for the employer.

          (b) To the extent a provision in an employment agreement purports to require an Employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable."

     I hereby acknowledge receipt of this written notification.

                                    /s/ Ranganathan Kothandapani
                                    ----------------------------
                                    EMPLOYEE

                                   EXHIBIT B

     5.  Confidential Information.  Except as set forth below, I acknowledge
         ------------------------
that at this time I know nothing about the business of the Company or the Company's Confidential Information, except information which has been disclosed to me by the Company (if none, so state):

         NONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     2.  Prior Inventions.  Except as set forth below, I acknowledge that at
         ----------------
this time I have not made or reduced to practice (alone or jointly with others) any inventions or innovations (if none, so state) other than for the Company:
         NONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     3.  Conflicting Relationships.  Except as set forth below, I acknowledge
         -------------------------
that I have no other current or prior agreements, relationships or commitments which conflict with my relationship with the Company under this Agreement (if none, so state):
          NONE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:    12/6/00                /s/ Kothandapani Ranganathan
       ------------------        ----------------------------
                                 EMPLOYEE